                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                                   SONAT INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                   SONAT INC.
- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), or 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

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

SONAT INC.
P. O. BOX 2563, BIRMINGHAM, ALABAMA 35202              TELEPHONE: (205) 325-3800

- --------------------------------------------------------------------------------

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD APRIL 27, 1995

To Our Stockholders:

     The Annual Meeting of Stockholders of Sonat Inc., a Delaware corporation, will be held at the Ballroom, The Ritz-Carlton Houston, 1919 Briar Oaks Lane, Houston, Texas at 9:00 a.m., local time, on Thursday, April 27, 1995, for the following purposes:

     1. To elect four Directors as members of the Board of Directors of the Company, to serve until the 1998 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified.

     2. To elect an Auditor of the Company for the ensuing year. The Board of Directors of the Company has recommended Ernst & Young, the present Auditor, for election as Auditor (Proposal No. 1).

     3. To approve a proposed amendment and restatement of the Executive Award Plan as outlined in the accompanying Proxy Statement and set forth in Exhibit A thereto (Proposal No. 2).

     4. To approve a Restricted Stock Grant Program under the Executive Award Plan (Proposal No. 3).

     5. To transact such other business as may properly be brought before the meeting.

     Only holders of Common Stock of record at the close of business on March 10, 1995, will be entitled to vote at the meeting.

     The meeting may be adjourned from time to time without other notice than by announcement at the meeting, or any adjournment thereof, and any and all business for which the meeting is hereby noticed may be transacted at any such adjournment.

                                          By order of the Board of Directors,

                                                        BEVERLEY T. KRANNICH
                                                              Secretary

Birmingham, Alabama
March 15, 1995

- --------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT
  PLEASE COMPLETE, SIGN AND RETURN YOUR PROXY IN THE ENCLOSED RETURN ENVELOPE.
- --------------------------------------------------------------------------------

                                PROXY STATEMENT

               FOR ANNUAL MEETING OF STOCKHOLDERS APRIL 27, 1995

     This Proxy Statement is furnished in connection with the solicitation of proxies by Sonat Inc. on behalf of the Board of Directors of the Company, to be voted at the Annual Meeting of Stockholders, called to be held on Thursday, April 27, 1995 at 9:00 a.m. at the Ballroom, The Ritz-Carlton Houston, 1919 Briar Oaks Lane, Houston, Texas. Mailing of the Proxy Statement and the accompanying proxy card to the stockholders is expected to commence on or about March 17, 1995.

VOTING SECURITIES

     As of January 31, 1995, the Company had outstanding 86,351,011 shares of Common Stock, par value $1.00 per share, which are its only voting securities. Holders of Common Stock are entitled to one vote for each share held. The Board of Directors has fixed March 10, 1995, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting.

THE PROXY

     If a proxy is executed properly by a stockholder and is not revoked, it will be voted at the Annual Meeting in the manner specified on the proxy, or if no manner is specified, it will be voted "FOR" the election of the four nominees for Director and "FOR" Proposal No. 1, 2 and 3. The submission of an executed proxy will not affect a stockholder's right to attend, and to vote in person at, the Annual Meeting. A stockholder who executes a proxy may revoke it at any time before it is voted by filing a written revocation with the Secretary of the Company, executing a proxy bearing a later date or attending and voting in person at the Annual Meeting.

               THE BOARD OF DIRECTORS URGES YOU TO SIGN, DATE AND
           RETURN THE ENCLOSED PROXY IN THE ENCLOSED RETURN ENVELOPE.

                             ELECTION OF DIRECTORS

     The Company's Restated Certificate of Incorporation provides for the classification of the Board of Directors into three classes (Class I, Class II and Class III). Four Class III Directors are to be elected at the Annual Meeting of Stockholders to serve for a three-year term and until the election and qualification of their respective successors in office.

     The four nominees for election as Class III Directors are John J. Creedon, Benjamin F. Payton, John J. Phelan, Jr. and L. Edwin Smart. Each of the nominees has been previously elected as a Director by the stockholders. In the event that any of the nominees becomes unavailable for any reason, which is not anticipated, the Board of Directors in its discretion may, unless it has taken appropriate action to provide for a lesser number of Directors, designate a substitute nominee, in which event, pursuant to the accompanying proxy, votes will be cast for such substitute nominee.

     Pursuant to the Board's retirement policy, Mr. Creedon would retire from the Board on the date of the 1997 Annual Meeting of Stockholders, and Mr. Smart would retire from the Board on the date of the 1996 Annual Meeting of Stockholders. Upon the retirement of a Director, the Board has the authority to fill the vacancy on the Board for the remainder of such Director's term.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" JOHN J. CREEDON, BENJAMIN F. PAYTON, JOHN J. PHELAN, JR. AND L. EDWIN SMART AS CLASS III DIRECTORS.

           NOMINEES FOR DIRECTOR -- CLASS III -- TERMS TO EXPIRE 1998

- -----------------------   JOHN J. CREEDON, age 70, is the former President and Chief Executive
                          Officer of Metropolitan Life Insurance Company. He has served as a
                          Director of the Company since 1987. Mr. Creedon is also a Director of Melville Corporation, Metropolitan Life Insurance Company, NYNEX
                          Corporation, Praxair, Inc., Rockwell International Corporation and
                          Union Carbide Corporation. Prior to his retirement, Mr. Creedon
       [Picture]          served as Chief Executive Officer and as Chairman of the Executive
                          Committee of the Board of Directors of Metropolitan Life Insurance
                          Company.
- -----------------------

- --------------------------------------------------------------------------------

- -----------------------   BENJAMIN F. PAYTON, age 62, is President of Tuskegee University, a
                          position he has held during the past five years. He has served as a
                          Director of the Company since 1992. Dr. Payton is also a Director of
                          AmSouth Bancorporation, ITT Corporation, Liberty Corporation,
                          Morrison's, Inc., Praxair, Inc. and ITT Sheraton Corporation.
       [Picture]
- -----------------------

- --------------------------------------------------------------------------------

- -----------------------   JOHN J. PHELAN, JR., age 63, is the former Chairman of the Board and
                          Chief Executive Officer of the New York Stock Exchange. He has
                          served as a Director of the Company since 1990. Mr. Phelan is also a
                          Director of Avon Products, Inc., Eastman Kodak Company, Merrill
                          Lynch & Co., Inc. and Metropolitan Life Insurance Company. During
                          the past five years prior to his retirement in December 1990, Mr.
       [Picture]          Phelan served as Chairman of the Board and Chief Executive Officer of the New York Stock Exchange.
- -----------------------

- --------------------------------------------------------------------------------

- -----------------------   L. EDWIN SMART, age 71, serves as counsel to the law firm of Hughes
                          Hubbard & Reed. He has served as a Director of the Company (or its predecessor, Southern Natural Gas Company, now a wholly-owned subsidiary of the Company) since 1967. Mr. Smart is also a Director of Flagstar Companies, Inc. and Flagstar Corporation. Prior to his
                          retirement in April 1987, Mr. Smart served as an executive officer
       [Picture]          of Flagstar Corporation (and its predecessor, Transworld
                          Corporation), Trans World Airlines, Inc. and Hilton International
                          Co.
- -----------------------

             CONTINUING DIRECTORS -- CLASS I -- TERMS EXPIRING 1996

- -----------------------   WILLIAM O. BOURKE, age 67, is Chairman of the Executive Committee of
                          the Board of Directors and a Director of Reynolds Metals Company, an
                          aluminum and consumer products company. He has served as a Director of the Company since 1990. Mr. Bourke is also a Director of Merrill
                          Lynch & Co., Inc. and Premark International Inc. During the past five years prior to his retirement in April 1992, Mr. Bourke served
       [Picture]          as an executive officer of Reynolds Metals Company.
- -----------------------

- --------------------------------------------------------------------------------

- -----------------------   ROBERTO C. GOIZUETA, age 63, is Chairman of the Board and Chief
                          Executive Officer of The Coca-Cola Company, the principal business of which is the manufacture of soft drinks. He has served as a
                          Director of the Company since 1981. Mr. Goizueta is also a Director of Eastman Kodak Company, Ford Motor Company, SunTrust Banks, Inc.,
                          Trust Company of Georgia and Trust Company Bank of Georgia, and a
       [Picture]          member of the Board of Trustees of Emory University. During the past five years, Mr. Goizueta has served as an executive officer of The
                          Coca-Cola Company.
- -----------------------

- --------------------------------------------------------------------------------

- -----------------------   RONALD L. KUEHN, JR., age 59, is Chairman of the Board, President
                          and Chief Executive Officer of the Company. He has served as a
                          Director of the Company since 1981. Mr. Kuehn is also a Director of
                          AmSouth Bancorporation, Praxair, Inc., Protective Life Corporation,
                          Sonat Offshore Drilling Inc. and Union Carbide Corporation, and a
                          member of the Board of Trustees of Birmingham-Southern College and
       [Picture]          Tuskegee University. During the past five years, Mr. Kuehn has served as an executive officer of the Company.
- -----------------------

- --------------------------------------------------------------------------------

- -----------------------   ROBERT J. LANIGAN, age 66, is Chairman Emeritus of the Board of
                          Directors of Owens-Illinois, Inc., the principal business of which is the manufacture and sale of packaging products. He has served as a Director of the Company since 1983. Mr. Lanigan is also a Director of Chrysler Corporation, Sonat Offshore Drilling Inc., The Coleman
                          Company, Inc. and The Dun & Bradstreet Corporation. During the past
       [Picture]          five years prior to his appointment to his current position, Mr.
                          Lanigan served as an executive officer of Owens- Illinois, Inc.
- -----------------------

- --------------------------------------------------------------------------------

- -----------------------   CHARLES MARSHALL, age 65, is the former Vice Chairman of the Board of American Telephone and Telegraph Company. He has served as a
                          Director of the Company since 1982. Mr. Marshall is also a Director of Ceridian Corporation, GATX Corporation, Hartmarx Corporation,
                          Sundstrand Corporation and Zenith Electronics Corporation. Prior to
                          his retirement in June 1989, Mr. Marshall served as an executive
       [Picture]          officer of American Telephone and Telegraph Company.
- -----------------------

- --------------------------------------------------------------------------------

            CONTINUING DIRECTORS -- CLASS II -- TERMS EXPIRING 1997

- -----------------------   JEROME J. RICHARDSON, age 58, is Chairman of the Board of Flagstar
                          Companies, Inc. and Flagstar Corporation (a wholly-owned subsidiary of Flagstar Companies, Inc.), the principal business of which is food services. He has served as a Director of the Company since
                          1991. Mr. Richardson is also a Director of NCAA Foundation and
                          Isotechnologies, Inc., Owner- Founder of the NFL Carolina Panthers,
       [Picture]          a trustee of Saint Mary's College and Wofford College and a Member
                          of the Board of Visitors of Duke University Medical Center. During
                          the past five years, Mr. Richardson has served as an executive officer of Flagstar Companies, Inc. and Flagstar Corporation.
- -----------------------

- --------------------------------------------------------------------------------

- -----------------------   DONALD G. RUSSELL, age 63, is Executive Vice President of the
                          Company and Chairman of the Board and Chief Executive Officer of
                          Sonat Exploration Company (a wholly-owned subsidiary of the
                          Company). On September 22, 1994, he was elected as a Director by the
                          Board of Directors, effective as of September 22, 1994. Mr. Russell is also a Director of Grant Geophysical, Inc. and Sonat Offshore
       [Picture]          Drilling Inc. During the past five years, Mr. Russell has served as an executive officer of the Company and Sonat Exploration Company.
- -----------------------

- --------------------------------------------------------------------------------

- -----------------------   ADRIAN M. TOCKLIN, age 43, is President and Chief Operating Officer
                          and a Director of The Continental Corporation, the principal business of which is property and casualty insurance. On July 28,
                          1994, she was elected as a Director by the Board of Directors, effective as of September 1, 1994. During the past five years, Ms.
                          Tocklin has served as an executive officer of The Continental
       [Picture]          Corporation.
- -----------------------

- --------------------------------------------------------------------------------

- -----------------------   JAMES B. WILLIAMS, age 61, is Chairman of the Board and Chief
                          Executive Officer of SunTrust Banks, Inc. He has served as a
                          Director of the Company since 1987. Mr. Williams is also a Director of The Coca-Cola Company, Federal Reserve Bank of Atlanta, Genuine
                          Parts Company, Georgia-Pacific Corporation, Rollins, Inc. and RPC
                          Energy Services, Inc. During the past five years, Mr. Williams has
       [Picture]          served as an executive officer of SunTrust Banks, Inc. and certain of its subsidiaries.
- -----------------------

- --------------------------------------------------------------------------------

- -----------------------   JOE B. WYATT, age 59, is Chancellor, Chief Executive Officer and
                          Trustee of Vanderbilt University, a position he has held during the past five years. He has served as a Director of the Company since
                          1984. Chancellor Wyatt is also a Director of Advanced Network &
                          Services, Inc., Ingram Industries, Inc., Reynolds Metals Company and
                          University Research Association, and a Trustee of EDUCOM, Inc.
       [Picture]
- -----------------------

- --------------------------------------------------------------------------------
                         BOARD MEETINGS AND COMMITTEES

     During 1994 the Board of Directors held ten regular and special meetings. The Board has established Committees which assist the Board in the discharge of its responsibilities. Each Director attended at least 75% of the meetings of the Board and the Committees on which he served, except Mr. Phelan, who attended 74% of such meetings.

     Audit Committee. The Audit Committee reviews and reports to the Board the scope and results of audits by the Auditor and the Company's internal auditing staff, and reviews with the Auditor the adequacy of the Company's system of internal controls. It reviews transactions between the Company and its Directors and officers and Company policies with respect thereto, and compliance with the Company's business ethics and conflict of interest policies. The Committee also recommends a firm of certified public accountants to serve as Auditor of the Company (subject to nomination by the Board and election by the stockholders), authorizes all audit and other professional services rendered by the Auditor and periodically reviews the independence of the Auditor.

     Membership on the Audit Committee is restricted to those Directors who are not active or retired officers or employees of the Company. The Company's policy on Audit Committee membership complies with the Audit Committee Policy Statement adopted by the New York Stock Exchange. The current members of the Committee are Mr. Creedon, Chairman, and Mr. Goizueta, Mr. Phelan, Mr. Richardson, Ms. Tocklin and Mr. Wyatt. The Committee met three times during 1994.

     Committee on Directors. The Committee on Directors makes recommendations to the Board with respect to the size and composition of the Board, Board retirement and tenure policies, and Director compensation. It also reviews the qualifications of potential candidates for the Board of Directors, evaluates the performance of incumbent Directors and recommends to the Board nominees to be elected at the Annual Meeting of Stockholders. The current members of the Committee are Mr. Marshall,

Chairman, and Mr. Bourke, Dr. Payton, Mr. Phelan, Mr. Richardson and Mr. Williams. The Committee met five times during 1994.

     The Committee on Directors will consider nominees for Director recommended by stockholders. Such recommendations should be submitted in writing, accompanied by a resume of the nominee's qualifications and business experience and a signed statement of the proposed candidate consenting to be named as a candidate and, if nominated and elected, to serve as a Director, and addressed to the offices of the Company to the attention of Beverley T. Krannich, Secretary.

     Employee Benefits Committee. The Employee Benefits Committee periodically reviews the status of the Company's employee benefit programs and the performance of the managers of the funded programs. To assist in its review, the Committee meets periodically with the chairmen of the administrative and benefit asset committees of each of the funded plans. The current members of the Committee are Mr. Wyatt, Chairman, and Mr. Lanigan, Mr. Marshall, Dr. Payton, Ms. Tocklin and Mr. Williams. The Committee met twice during 1994.

     Executive Compensation Committee. The Executive Compensation Committee reviews and makes recommendations to the Board with respect to the Company's overall executive compensation policy. The Committee also reviews and approves the compensation of the officers of the Company and makes awards under the Executive Award Plan, Performance Award Plan and Cash Bonus Plan. Membership on the Executive Compensation Committee is restricted to Directors who are not active or retired officers or employees of the Company. The current members of the Committee are Mr. Goizueta, Chairman, and Mr. Bourke, Mr. Lanigan, Mr. Smart and Mr. Wyatt. The Committee met five times during 1994.

     Finance Committee. The Finance Committee approves long-term financial policies and annual financial plans, significant capital expenditures, insurance programs and investment policies of the Company. It also makes recommendations to the Board concerning dividend policy, the issuance and terms of debt and equity securities and the establishment of bank lines of credit. The current members of the Committee are Mr. Williams, Chairman, and Mr. Creedon, Mr. Goizueta, Mr. Lanigan, Mr. Richardson and Mr. Smart. The Committee met three times during 1994.

     Public Affairs Committee. The Public Affairs Committee reviews the Company's policies and practices which address issues of social and public concern, such as government affairs, the environment, energy conservation and charitable contributions. It also reviews stockholder relations and considers stockholder proposals and matters of corporate governance. The current members of the Committee are Mr. Smart, Chairman, and Mr. Bourke, Mr. Creedon, Mr. Marshall, Dr. Payton, Mr. Phelan and Ms. Tocklin. The Committee met three times during 1994.

     Strategic Planning Committee. The Strategic Planning Committee assists in the formulation of the business strategies of the Company and its subsidiaries and reviews the Company's management succession plan. The current members of the Committee are Mr. Lanigan, Chairman, and Mr. Bourke, Mr. Creedon, Mr. Goizueta, Mr. Marshall, Dr. Payton, Mr. Phelan, Mr. Richardson, Mr. Smart, Ms. Tocklin, Mr. Williams and Mr. Wyatt. The Committee met twice during 1994.

                       COMPENSATION OF OUTSIDE DIRECTORS

     FEES AND RETAINERS. Each non-employee Director of the Company receives a quarterly retainer of $8,250 ($9,500 for Committee Chairmen) and a fee of $1,250 for each Board meeting and each Board Committee meeting attended, plus incurred expenses where appropriate.

     Pursuant to the Director's Fees Deferral Plan, a Director may elect to defer receipt of some or all of the Director's fees and retainer. All amounts deferred are credited to the Director's account under the Plan. The Director may invest the Plan balance in "phantom" investments in the Company's common stock and five mutual funds. The Director may choose to have the account balance distributed in a lump sum or in annual installments, commencing upon termination of service as a Director.

     RETIREMENT PLAN FOR DIRECTORS. Directors of the Company who during some portion of their service as Directors were not officers of the Company or its subsidiaries are participants in the Retirement Plan for Directors. An eligible Director who ceases being a Director after reaching age 70, completing five years of service as a non-employee Director or as a result of death or permanent disability, will receive a retirement benefit from the Plan. The Director may choose to have such benefit paid as either (1) a cash lump sum in an amount equal to the value of a series of quarterly payments equal to the retainer (as of the date of the Director's retirement) for the period the Director served as a non-employee Director of the Company (or its predecessor, Southern Natural Gas Company) or (2) in a series of quarterly payments with a value equal to such lump-sum payment.

     RESTRICTED STOCK PLAN FOR DIRECTORS. Each non-employee Director of the Company is a participant in the Restricted Stock Plan for Directors. Each such Director who was a member of the Board of Directors on April 22, 1993 (the effective date of the Plan, as amended and restated) was granted 2,000 shares of restricted stock on such date, except that each Director who is scheduled to retire from the Board under the Board's retirement policy prior to April 1, 1998 (the Plan's termination date) was granted 400 shares of restricted stock for each remaining year of service as a Director. The Plan provides that 400 shares granted to each Director will vest on April 1 of each of the years 1994 through 1998.

     Each person who first becomes a non-employee Director after April 22, 1993 will be granted 33.33 shares of restricted stock for each calendar month or fraction thereof from the Director's election as a non-employee Director to the following March 31 (rounded to the nearest whole share), plus 400 shares for each subsequent Plan Year (April 1 -- March 31) until the earlier of April 1, 1998 or the Director's scheduled retirement date. The product of 33.33 shares times the number of full and partial calendar months from the Director's election as a non-employee Director to the following March 31 (rounded to the nearest whole share) will vest on the April 1 following such election, and 400 shares will vest on each April 1 thereafter through April 1, 1998.

     All shares of restricted stock will vest immediately upon the Director's death or disability. At the time the restricted stock vests, the Director will receive a cash tax-offset "supplemental payment" in an amount equal to the amount necessary to pay the federal income tax payable with respect to both the vesting of restricted stock and receipt of the supplemental payment, assuming the Director is taxed at the maximum effective federal income tax rate. If a Director leaves the Board of Directors before all of the Director's shares of restricted stock have vested, the unvested shares will be forfeited.

         OWNERSHIP OF COMMON STOCK BY DIRECTORS AND EXECUTIVE OFFICERS

     The following table shows the amount and nature of beneficial ownership of shares of the Common Stock of the Company beneficially owned by the Directors and certain executive officers of the Company, and by all present Directors and executive officers of the Company as a group, as of January 31, 1995.

                                                              AMOUNT AND NATURE OF
                   NAME OF BENEFICIAL OWNER                  BENEFICIAL OWNERSHIP(1)
    -------------------------------------------------------  -----------------------
    William O. Bourke......................................             5,000
    John J. Creedon........................................            13,900(2)
    Roberto C. Goizueta....................................             3,600
    Ronald L. Kuehn, Jr. ..................................           669,409(3 and 4)
    Robert J. Lanigan......................................             6,040
    Charles Marshall.......................................             7,600
    James E. Moylan, Jr. ..................................            54,362(3)
    Benjamin F. Payton.....................................             2,461
    John J. Phelan, Jr. ...................................             2,660
    Jerome J. Richardson...................................             4,882(5)
    James A. Rubright......................................            17,400(3)
    Donald G. Russell......................................           175,212(3)
    L. Edwin Smart.........................................             3,600
    William A. Smith.......................................           198,677(3)
    Adrian M. Tocklin......................................             1,633(6)
    James B. Williams......................................            15,200
    Joe B. Wyatt...........................................             3,200
    All Present Directors and Executive Officers as a Group
      (21 persons).........................................         1,349,953(7)

     NOTE 1: Each Director and executive officer has sole voting power and sole investment power with respect to all shares beneficially owned by such individual, unless otherwise indicated. As of January 31, 1995, each such individual beneficially owned less than 0.80% of the outstanding shares of Common Stock of the Company, and all present Directors and executive officers of the Company as a group, consisting of 21 persons, beneficially owned 1.56% of the outstanding shares of the Company's Common Stock.

     The number of shares shown includes 1,600 shares of restricted stock for each of Messrs. Bourke, Goizueta, Lanigan, Marshall, Payton, Phelan, Richardson, Williams and Wyatt, 1,433 shares of restricted stock for Ms. Tocklin, 1,200 shares of restricted stock for Mr. Creedon, and 800 shares of restricted stock for Mr. Smart, granted under the Company's Restricted Stock Plan for Directors, which shares had not vested as of January 31, 1995. Such persons have the power to vote and receive dividends on such shares, but do not have the power to dispose of, or to direct the disposition of, such shares until such shares are vested pursuant to the terms of such plan.

     In addition to the shares of Common Stock shown above, as of January 31, 1995, the following individuals also held the following number of "phantom" shares of the Company's Common Stock under the Company's Supplemental Benefit Plan (with respect to Messrs. Kuehn and Russell) or Director's Fees Deferral Plan (with respect to the other named individuals): Mr. Creedon, 5,127 phantom shares; Mr. Kuehn, 10,501 phantom shares; Mr. Marshall, 348 phantom shares; Mr. Russell, 4,928 phantom shares; Ms. Tocklin, 672 phantom shares; and Mr. Williams, 480 phantom shares.

     NOTE 2: The number of shares shown for Mr. Creedon includes 3,200 shares held in trusts for two of his children, of which shares he disclaims any beneficial ownership.

     NOTE 3: The number of shares shown for Messrs. Kuehn, Moylan, Rubright, Russell and Smith includes 85,700 shares, 7,200 shares, 9,400 shares, 27,000 shares and 17,000 shares, respectively, of restricted stock granted under the Company's Executive Award Plan, which shares had not vested as of

January 31, 1995. Such persons have the right to vote and receive dividends on such shares, but do not have the power to dispose of, or to direct the disposition of, such shares until such shares are vested pursuant to the terms of such plan. The number of shares shown for Messrs. Kuehn, Moylan, Rubright, Russell and Smith also includes (a) 43,565 shares, 9,041 shares, 0 shares, 9,216 shares and 14,771 shares, respectively, held by the Trustee under the Company's Savings Plan as of January 31, 1995; and (b) 515,600 shares, 35,200 shares, 8,000 shares, 134,000 shares and 157,000 shares, respectively, covered by options under the Company's Executive Award Plan which were exercisable within sixty days after January 31, 1995.

     NOTE 4: The number of shares shown for Mr. Kuehn includes 7,500 shares owned by his wife and 1,500 shares held in trust for one of his children, of which shares he disclaims any beneficial ownership.

     NOTE 5: Mr. Richardson filed a late report to the Securities and Exchange Commission with respect to shares purchased through the automatic quarterly reinvestments of dividends under the Company's Automatic Dividend Reinvestment Service during 1991-1993.

     NOTE 6: The number of shares shown for Ms. Tocklin includes 100 shares owned by her husband, of which shares she disclaims any beneficial ownership. Ms. Tocklin filed a late report to the Securities and Exchange Commission with respect to her initial ownership of shares of the Company's Common Stock.

     NOTE 7: The number of shares shown includes 167,700 shares of restricted stock granted under the Company's Executive Award Plan, which shares had not vested as of January 31, 1995; 104,655 shares held by the Trustee under the Company's Savings Plan as of January 31, 1995; 958,967 shares covered by options under the Company's Executive Award Plan which were exercisable within sixty days after January 31, 1995; and 17,833 shares of restricted stock granted under the Company's Restricted Stock Plan for Directors, which shares had not vested as of January 31, 1995.

                CERTAIN BUSINESS RELATIONSHIPS AND TRANSACTIONS

     James B. Williams, a Director of the Company, is Chairman and Chief Executive Officer of SunTrust Banks, Inc. Trust Company Bank, a subsidiary of SunTrust Banks, Inc. ("Trust Company"), has extended short-term credit facilities to the Company and one of its affiliates permitting the borrowing of an aggregate of $48,400,000. During 1994, there were periodic borrowings and repayments under these facilities and, at December 31, 1994, there was $6,700,000 principal amount outstanding thereunder. In addition, the Company and one of its wholly-owned subsidiaries were permitted to borrow an aggregate of $38,800,000 pursuant to long-term loan agreements, and were indebted to Trust Company in the principal amount thereunder of an aggregate of $38,800,000 at December 31, 1994. A subsidiary of Trust Company also serves as an investment manager for trusts that fund the Company's retirement, disability and retiree medical benefits programs.

     L. Edwin Smart, a Director of the Company, serves as counsel to the law firm of Hughes Hubbard & Reed. Hughes Hubbard & Reed provides legal services to the Company and certain of its subsidiaries.

                       COMPENSATION OF EXECUTIVE OFFICERS

REPORT OF THE EXECUTIVE COMPENSATION COMMITTEE

     The Executive Compensation Committee of the Board of Directors of the Company, which is composed solely of non-employee Directors, administers the Company's executive compensation program. The Committee's primary responsibility is to ensure that the executive compensation program furthers the interests of the Company and its stockholders.

     The Company's executive compensation program has three principal objectives: (1) to attract and retain a highly qualified and motivated management team; (2) to appropriately reward individual executives for their contributions to the attainment of the Company's key strategic goals; and (3) to link the interests of executives and stockholders through stock-based plans and performance measures.

     The Committee meets with outside consultants at least annually to evaluate the Company's performance against the performance of a peer group of companies and to review and compare the level of compensation paid or awarded to key executives to the compensation practices of the peer group. The peer group used for determining compensation for corporate executives consists of 19 publicly held companies in the Company's key business segments and investments -- natural gas transmission and sales, domestic oil and gas exploration and production, and offshore drilling (the "Corporate Peer Group"). The aggregate asset mix of the companies included in the Corporate Peer Group approximates the Company's asset mix. In comparing the level of the Company's compensation to that of the companies in the Corporate Peer Group, the Committee reviews an analysis which "size-adjusts" the compensation paid by a company to take into account the relative size of the company as measured by its revenues. The recommended size-adjustment is computed by an independent compensation consulting firm. The Committee also reviews and may give greater weight to compensation survey data specific to a particular business segment when considering the compensation of executive officers whose job is related primarily to a single business segment. The Standard & Poor's Natural Gas Distribution/Pipeline Group described in the five-year total stockholder return comparison on page 19 of this Proxy Statement is not used to determine the compensation of executives, because that group's aggregate asset mix does not include an appropriate weighting for exploration and production and offshore drilling.

     The key components of the Company's executive compensation program are base salary, annual cash bonus incentives, and long-term stock incentives. The Committee's policies with respect to each component of the program, including the bases for the compensation of Mr. Kuehn, Chairman of the Board, President and Chief Executive Officer of the Company, are described below. The Committee consults with Mr. Kuehn in reviewing the individual performance and compensation of key executives of the Company (other than Mr. Kuehn). The Committee reviews Mr. Kuehn's performance and compensation in executive session at least annually.

     BASE SALARIES. Base salaries are initially established by an evaluation of the executive's position, responsibilities and experience and a review of salary surveys. Each year the Committee reviews the base salaries of key executive officers of the Company and its subsidiaries and determines whether salaries should be adjusted, based primarily on the executive's individual performance and experience and salary survey information. In general, the Committee's objective is to maintain executive salaries at the median of the salaries for comparable executives in the Corporate Peer Group or other relevant peer group. Executive salaries for 1994 were at the median level overall, although some executives were below and some above the median. Taking into consideration Mr. Kuehn's individual performance and experience and the salary survey data, Mr. Kuehn's base salary was increased 13%, effective April 1, 1994. Mr. Kuehn has been in his current position for approximately 10 1/2 years and his salary for 1994 was slightly above the size-adjusted median for the Corporate Peer Group.

     ANNUAL CASH BONUS INCENTIVES. Annual cash bonus incentive opportunities are awarded each year. The amount of an executive's bonus opportunity (which is expressed as a percentage of base salary) is dependent primarily upon such individual's position and responsibilities and bonus opportunities provided to comparable positions within the Corporate Peer Group or other relevant peer group. At the beginning of each year, the Committee reviews and approves annual performance goals. Shortly after the end of the year, the Committee determines the appropriate bonus payout levels based on the degree to which these goals have been achieved. The annual incentive program is designed to pay total annual cash compensation in the upper quartile of the relevant peer group when the Company meets substantially all of the goals established for an executive's bonus opportunity. Similarly, when the goals are not achieved, the program is intended to result in total annual cash compensation below the median of the relevant peer group.

     The payout of an executive's 1994 bonus opportunity was based on the level of achievement of certain financial goals, corporate and subsidiary goals, and individual goals, as described below. The goals for each executive's bonus opportunity were weighted as follows: financial goals -- 40% for Mr. Kuehn and 25-30% for the other named executive officers; company and subsidiary goals -- 45% for Mr. Kuehn and 55-60% for the other named executive officers; and individual goals -- 15% for all executives.

     The financial goals included in the 1994 bonus opportunities were the Company's 1994 earnings per share ("EPS") as compared to EPS targets established by the Committee, and the Company's five-year average cash flow return on assets as compared to that of the Corporate Peer Group. In general, these goals were weighted equally. Payout of the EPS goal was based on comparison of actual EPS and the EPS targets, provided that a minimum level of EPS was required for any payout to be made. The payout of the cash flow return on assets goal was based on the Company's absolute ranking within the Corporate Peer Group and its performance against the mean of the Corporate Peer Group.

     The company and subsidiary goals included in the 1994 bonus opportunities included operating, marketing and strategic goals relating to each major business segment, and annual corporate goals relating to safety and the environment, human resources, and corporate citizenship. Subsidiary goals also included financial goals with respect to earnings and cash flow. When appropriate, an executive's goals focused on the company for which he was primarily employed. Achievement of many of the goals was determined by quantitative or objective measures, while other goals were subjective in nature.

     Each executive's 1994 bonus opportunity included individual goals. Mr. Kuehn's individual performance is based primarily on the Company's achievement of its financial and business goals. The Committee also has discretion to make additional cash bonus awards to recognize exceptional individual performance.

     In January 1995, the Committee reviewed in detail the extent to which the 1994 performance goals had been achieved. The Company's EPS was below the EPS target, while cash flow return on assets was in the upper quartile of the Corporate Peer Group and significantly above the mean for the Corporate Peer Group. The payout percentage for these financial goals was 84% of the bonus opportunity for the EPS goal and 95% of the bonus opportunity for the cash flow return on assets goal. The Company and its subsidiaries also substantially achieved key company and subsidiary goals relating to oil and gas production and reserve replacement, pipeline restructuring, oil and gas marketing, and the environment. Goals relating to subsidiary earnings were also substantially achieved, with the exception of the earnings goal of Sonat Exploration Company (which was not achieved due to decreases in natural gas prices during 1994). The payout percentages for Company and subsidiary goals ranged from 84% to 95% of the bonus opportunity for these goals.

     Mr. Kuehn's total bonus payout percentage for 1994 was 82.7% of his bonus opportunity.

     LONG-TERM STOCK INCENTIVES. The long-term stock incentives component of the Company's executive compensation program is designed to align executive and stockholder interests by rewarding executives for the attainment of stock price appreciation and total stockholder returns.

     As a general rule, the Committee administers the long-term stock incentive program through annual grants of stock options and restricted stock to certain executive officers of the Company and its major operating subsidiaries. Awards under the annual grant program were made in December 1994. In addition, the Committee may make special awards to individual executives during the year on a discretionary basis.

     In 1994, the number of stock options and restricted shares granted to each executive officer as part of the annual grant program was determined primarily by individual position and responsibilities, compensation survey data of the Company's Corporate Peer Group, and the Company's three-year total stockholder return (considering stock price appreciation and reinvestment of dividends, and weighted for most recent performance) as compared to the total stockholder return of the Corporate Peer Group. The amount of an executive's annual long-term incentive grant was expressed as a percentage of base salary. The percentage used for each executive was tied to the Company's total stockholder return as compared to that of the Corporate Peer Group. In 1994, the Company's weighted annualized three-year total stockholder return was substantially above that of the Corporate Peer Group. The December 1994 long-term incentive grants were designed to reflect that performance and to result in long-term compensation in the upper quartile of the Corporate Peer Group. For purposes of determining the value of long-term incentive compensation, an independent compensation consulting firm uses a modified Black-Scholes option pricing model to value stock options granted by the Company and the companies in the Corporate Peer Group. Similarly, the consulting firm values restricted share grants based on the present value of the shares on the date of grant (taking into account the vesting schedules of the grants and projected executive turnover). The Committee may adjust the grants to take into account individual performance and the number of options and restricted shares previously granted to the executive.

     In December 1994, Mr. Kuehn was awarded stock options and restricted stock as a part of the annual program. As discussed above, the amount of this award was intended to reward and compensate Mr. Kuehn for the excellent performance of the Company's stock as compared to the Corporate Peer Group and to result in long-term compensation in the upper quartile of the Corporate Peer Group.

     STOCK OWNERSHIP GUIDELINES. In 1992 the Committee established guidelines designed to encourage key executives of the Company and its subsidiaries to attain specified levels of stock ownership over a five-year period. Stock ownership goals are based on the value of the Company's stock, and are expressed as a multiple of the executive's base salary. The Committee periodically reviews the guidelines and the executives' progress toward attaining the stock ownership goals.

     POLICY WITH RESPECT TO SECTION 162(m). Section 162(m) of the Internal Revenue Code, which was enacted in August 1993, limits the tax deduction that the Company or its subsidiaries can take with respect to the compensation of certain executive officers, unless the compensation is "performance-based." The Committee expects that all income recognized by executive officers upon the exercise of stock options granted under the Executive Award Plan will qualify as performance-based compensation. The portion of the Company's annual cash bonus program that is based on objective financial and operating measures, and the restricted stock grant program, have been modified in an effort to qualify compensation thereunder as performance-based.

     The Committee feels that it should not totally relinquish its responsibility for compensating management to mechanical formulas. Therefore, the Committee currently intends to continue to make cash bonus payments that are based on the achievement of subjective, non-quantifiable goals, and that may therefore not qualify as performance-based compensation. The Committee believes that these Company, subsidiary and individual goals, while not properly measurable by the kind of quantifiable targets that are required to qualify compensation as performance-based, are important to the long-term financial success of the Company and to its stockholders.

     CONCLUSION. The Committee believes that the executive compensation philosophy that it has adopted effectively serves the interests of the stockholders and the Company. It is the Committee's intention that the pay delivered to executives be commensurate with Company performance.

Roberto C. Goizueta              William O. Bourke             Robert J. Lanigan

                      L. Edwin Smart           Joe B. Wyatt

SUMMARY COMPENSATION TABLE

     The following table shows, for the fiscal years ending December 31, 1992, 1993 and 1994 the cash compensation paid by the Company, and a summary of certain other compensation paid or accrued for such years, to certain of the Company's executive officers (as determined pursuant to the rules of the Securities and Exchange Commission) (the "named executive officers") for service in all capacities with the Company and its subsidiaries.

                           SUMMARY COMPENSATION TABLE

                                                                               LONG TERM
                                       ANNUAL COMPENSATION                COMPENSATION AWARDS
                                ----------------------------------   -----------------------------
                                                      OTHER ANNUAL   RESTRICTED        SECURITIES     ALL OTHER
        NAME AND                                      COMPENSATION     STOCK           UNDERLYING    COMPENSATION
   PRINCIPAL POSITION    YEAR    SALARY      BONUS        (1)        AWARDS (2)       OPTIONS/SARS       (3)
- ------------------------ -----  ---------  ---------  ------------   ----------       ------------   ------------
Ronald L. Kuehn, Jr.,    1994   $ 660,000  $ 450,000    $      0     $  459,938(4)       112,000       $103,689
Director, Chairman of    1993   $ 590,000  $ 504,600    $300,362     $  420,000(5)       110,000       $113,528
the Board, President and 1992   $ 560,000  $ 455,000    $      0     $1,071,100(6 & 7)    91,600       $117,801
Chief Executive Officer

James E. Moylan, Jr.,    1994   $ 200,000  $ 114,300    $      0     $   91,988(4)        22,000       $ 18,875
President of             1993   $ 151,875  $  65,500    $410,888     $   75,000(5)        21,000       $ 18,467
Southern Natural         1992   $ 142,500  $  59,700    $    563     $   29,575(7)         9,000       $ 16,589
Gas Company(8)

James A. Rubright,       1994   $ 240,625  $ 130,600    $115,572     $  268,275(4 & 10)   67,500       $ 35,813
Vice President and
General Counsel(9)

Donald G. Russell,       1994   $ 430,000  $ 250,000    $      0     $  278,750(4)        66,000       $ 64,790
Executive Vice President 1993   $ 362,500  $ 250,000    $649,292     $  300,000(5)        65,000       $102,687
                         1992   $ 340,000  $ 218,000    $    705     $  147,875(7)        40,000       $ 70,240

William A. Smith,        1994   $ 342,000  $ 200,000    $      0     $  167,250(4)        45,000       $ 38,064
Executive Vice President 1993   $ 313,500  $ 200,000    $530,865     $  180,000(5)        45,000       $ 41,440
                         1992   $ 300,000  $ 180,000    $  1,339     $  105,625(7)        32,000       $ 38,271

     NOTE 1: With respect to 1993, represents the amount of tax-offset "supplemental payments" paid upon the exercise of stock options (or tandem stock appreciation rights) granted under the Company's Executive Award Plan. The amount shown for Mr. Rubright includes (a) relocation allowances, related to Mr. Rubright's move from Atlanta, Georgia to Birmingham, Alabama, of $89,317 in excess of relocation allowances normally provided under Company policy, and (b) tax reimbursement payments of $26,255 made with respect to such reimbursement allowances.

     NOTE 2: The amount shown represents the dollar value of restricted stock awards made during the year, calculated by multiplying the closing price of unrestricted shares of the Company's Common Stock on the date of grant by the number of shares awarded. Dividends are paid on all shares of restricted stock.

     All shares of restricted stock generally vest at the earlier of age 65 (age 67, with respect to the shares granted to Mr. Russell) or 10 years from the date of grant, unless the average closing price of the Company's Common Stock achieves certain specified levels, in which case vesting of such shares is accelerated. All shares of restricted stock that have not previously vested are generally forfeited upon termination of employment, unless such termination occurs either by reason of death or disability or for the convenience of the Company (as determined by the Executive Compensation Committee). All shares of restricted stock that have not previously vested will immediately vest upon a "Change of Control" of the Company, as described under "Compensation Upon Change of Control" below.

     The number of shares of restricted stock held by the named executive officers as of December 31, 1994, and the value of such shares (calculated by multiplying the closing price of unrestricted shares of the Company's Common Stock on December 31, 1994 by the number of shares held on such date) is as follows: Mr. Kuehn, 85,700 shares, $2,399,600; Mr. Moylan, 7,200 shares, $201,600; Mr. Rubright, 9,400 shares, $263,200; Mr. Russell, 27,000 shares,
$756,000; and Mr. Smith, 17,000 shares, $476,000.

     NOTE 3: With respect to 1994, represents the following amounts for each of Messrs. Kuehn, Moylan, Rubright, Russell and Smith, respectively: (1) Company matching contributions to the trust established under the Company's Savings
Plan -- $6,375, $6,649, $0, $6,375 and $6,375; (2) Company contributions to the
Savings Plan accounts under the Company's Supplemental Benefit Plan -- $43,350, $4,250, $19,479, $23,800 and $16,320; and (3) with respect to premiums paid by the Company under the Company's "split-dollar" Executive Life Insurance Program, the sum of (a) the value of the premium payment used to purchase term life insurance plus (b) the value of the benefit to the executive officer of the remainder of the premium payment -- $53,964, $7,976, $16,334, $34,615 and
$15,369.

     NOTE 4: Includes the value of 16,500 shares, 3,300 shares, 4,400 shares, 10,000 shares and 6,000 shares of restricted stock granted on December 1, 1994 to Messrs. Kuehn, Moylan, Rubright, Russell and Smith, respectively.

     NOTE 5: Represents the value of 14,000 shares, 2,500 shares, 10,000 shares and 6,000 shares of restricted stock granted on December 2, 1993 to Messrs. Kuehn, Moylan, Russell and Smith, respectively.

     NOTE 6: Includes the value of 40,000 shares of restricted stock granted to Mr. Kuehn on May 28, 1992. Such shares were granted in recognition of Mr. Kuehn's performance with respect to the sale of an oilfield services subsidiary.

     NOTE 7: Includes the value of 15,200 shares, 1,400 shares, 7,000 shares and 5,000 shares of restricted stock granted on December 3, 1992 to Messrs. Kuehn, Moylan, Russell and Smith, respectively.

     NOTE 8: Mr. Moylan served as Vice President and Controller of the Company from January 1, 1992 until March 31, 1994.

     NOTE 9: Mr. Rubright was employed by the Company as Vice President and General Counsel effective as of February 15, 1994.

     NOTE 10: Includes the value of 5,000 shares of restricted stock granted to Mr. Rubright on January 26, 1994 (contingent upon his commencement of employment with the Company on February 15, 1994).

OPTION GRANT TABLE

     The following table contains certain information with respect to stock options granted in 1994 under the Company's Executive Award Plan to the named executive officers.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                             INDIVIDUAL GRANTS
                           -----------------------------------------------------     POTENTIAL REALIZABLE VALUE AT
                            NUMBER OF     % OF TOTAL                                    ASSUMED ANNUAL RATES OF
                            SECURITIES   OPTIONS/SARS                                 STOCK PRICE APPRECIATION FOR
                            UNDERLYING    GRANTED TO     EXERCISE                        OPTION TERM (10 YEARS)
                           OPTIONS/SARS   EMPLOYEES        PRICE      EXPIRATION    --------------------------------
           NAME            GRANTED (1)     IN 1994     ($/SHARE) (2)   DATE (3)         5% (4)           10% (4)
- -------------------------- ------------  ------------  -------------  ----------    --------------    --------------
All Stockholders..........         --           --             --            --     $1,521,302,302    $3,854,226,105
Ronald L. Kuehn, Jr. .....    112,000(5)     11.3%        $27.875      11/30/04     $    1,963,920    $    4,975,600
James E. Moylan, Jr. .....     22,000(5)      2.2%        $27.875      11/30/04     $      385,770    $      977,350
James A. Rubright.........     40,000(6)      4.0%        $29.125       1/25/04     $      732,600    $    1,856,600
James A. Rubright ........     27,500(5)      2.8%        $27.875      11/30/04     $      482,213    $    1,221,688
Donald G. Russell.........     66,000(5)      6.7%        $27.875      11/30/04     $    1,157,310    $    2,932,050
William A. Smith..........     45,000(5)      4.5%        $27.875      11/30/04     $      789,075    $    1,999,125
Named Executive Officers' Potential Realizable Value as a % of
  All Stockholders' Potential Realizable Value --
  December 1, 1994 Option Grant                                                              0.31%             0.31%

     NOTE 1: Any stock options that have not previously become exercisable (as described at notes 5 and 6) are generally forfeited upon termination of employment, unless such termination occurs by reason of retirement after age 65, death, disability or for the convenience of the Company (as determined by the Executive Compensation Committee). Any options held by then-current employees will become immediately exercisable in the event of a "Change of Control" of the Company, as described under "Compensation Upon Change of Control" below.

     NOTE 2: The exercise price equals the closing price of the Company's Common Stock on the date of grant.

     NOTE 3: The stock options are subject to termination prior to their expiration date in the event of termination of employment.

     NOTE 4: For each named executive officer, the potential realizable values shown represent the difference between the Resulting Company Stock Price for the option (as described below) and the exercise price of the option, multiplied by the number of options granted to such executive officer. For all stockholders, the potential realizable values shown represent the difference between the Resulting Company Stock Price for the options granted on December 1, 1994 and the exercise price of such options, multiplied by the number of outstanding shares of the Company's Common Stock as of December 31, 1994.

     The Resulting Company Stock Price for an option equals the price the Company's Common Stock would attain at the end of the option's 10-year term if the price of the Company's Common Stock appreciated from the date of stock option grant at a rate of 5% or 10% per year (as the case may be). The Resulting Company Stock Prices are as follows: (1) for the options granted to all named executive officers on December 1, 1994, $45.41 (5% annual stock price appreciation) and $72.30 (10% annual stock price appreciation) and (2) for the options granted to Mr. Rubright on January 26, 1994, $47.44 (5% annual stock price appreciation) and $75.54 (10% annual stock price appreciation).

     NOTE 5: Represents stock options granted on December 1, 1994. The stock options become exercisable in equal installments on each of the first five anniversaries of the date of grant, provided that the entire option grant will become immediately exercisable if, during any 10 business day period ending prior to December 1, 1999, the average of the closing prices of the Company's Common Stock during such period is at least $41.813.

     NOTE 6: Represents stock options granted to Mr. Rubright on January 26, 1994 (contingent upon his commencement of employment with the Company on February 15, 1994). The stock options become exercisable in five equal installments beginning on February 15, 1995, provided that the entire option grant will become immediately exercisable if, during any 10 business day period ending prior to February 15, 1999, the average of the closing prices of the Company's Common Stock during such period is at least $43.688.

AGGREGATED OPTION/SAR EXERCISES AND FISCAL YEAR-END OPTION/SAR VALUE TABLE

     The following table shows certain information with respect to the named executive officers concerning unexercised stock options (or stock appreciation rights ("SARs") granted in tandem therewith) held as of December 31, 1994. None of the named executive officers exercised stock options (or tandem SARs) during 1994.

      AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION/SAR VALUES
- ------------------------------------------------------------------------------------------------------
                                                       NUMBER OF
                                                 SECURITIES UNDERLYING        VALUE OF UNEXERCISED,
                                               UNEXERCISED OPTIONS/SARS     IN-THE-MONEY OPTIONS/SARS
                                                AT FISCAL YEAR END (1)       AT FISCAL YEAR END (2)
                                              ---------------------------  ---------------------------
                    NAME                      EXERCISABLE   UNEXERCISABLE  EXERCISABLE   UNEXERCISABLE
- --------------------------------------------  -----------   -------------  -----------   -------------
Ronald L. Kuehn, Jr. .......................    515,600        200,000     $ 5,345,625      $14,000
James E. Moylan, Jr. .......................     35,200         38,800     $   224,625      $ 2,750
James A. Rubright...........................          0         67,500     $         0      $ 3,438
Donald G. Russell...........................    134,000        118,000     $   832,500      $ 8,250
William A. Smith............................    175,000         81,000     $ 1,567,563      $ 5,625

     NOTE 1: Certain stock options granted before December 6, 1991, were granted with tandem SARs. Each stock option granted before December 6, 1991 was granted with a tax-offset "supplemental payment" payable upon the exercise of the stock option (or tandem SAR). The amount of the supplemental payment is the amount necessary to pay the federal income tax payable with respect to both (1) exercise of the stock option (or tandem SAR) and (2) receipt of the supplemental payment, based on the assumption that the participant is taxed at the maximum effective federal income tax rate applicable to such income.

     NOTE 2:  The value of each unexercised in-the-money stock option (or tandem
SAR) is equal to the difference between $28.00 (the closing price of the Company's Common Stock on December 31, 1994) and the exercise price of the stock option. Such value does not include the value of any tax-offset supplemental payments.

DEFINED BENEFIT PLANS

     Employees and officers of the Company and participating subsidiaries are participants in the Company's Retirement Plan. In general, annual retirement benefits are based on average covered compensation for the highest five consecutive years of the final ten years of employment. Covered compensation under the Retirement Plan currently includes salaries and amounts paid under the Performance Award Plan and the Cash Bonus Plan (reported in the Summary Compensation Table) and certain personal benefits; covered compensation does not include amounts relating to the grant or vesting of restricted stock, the exercise of stock options and SARs, and receipt of supplemental payments under the Executive Award Plan, or to employer contributions under the Savings Plan or the Supplemental Benefit Plan.

     The maximum annual retirement benefit is 65% of the participant's average covered compensation minus 50% of his primary social security benefit. Participants accrue benefits under the following formula: (a) 2.4% of average covered compensation minus 2.0% of primary social security benefits for each year of service prior to January 1, 1992; plus (b) 2.0% of average covered compensation minus 1.667% of primary social security benefits for each year of service after January 1, 1992; plus (c) when the total of (a) plus (b) above equals 60% of average covered compensation minus 50% of primary social security benefits, 1% of average covered compensation for each year of service after January 1, 1992, not included in the calculation in (b) above, up to five such additional years of service. The eligible survivors of a deceased Retirement Plan participant are entitled to a survivors benefit, which usually equals 75% of the participant's retirement benefit. Retirement Plan benefits are generally paid as life annuities.

     The Supplemental Benefit Plan provides its eligible participants and their eligible survivors with retirement and survivors benefits which would have been payable under the Retirement Plan but for the fact that benefits payable under funded pension plans are limited by federal tax laws. As a general rule, during 1994 the federal tax laws limited annual benefits under the Retirement Plan to $118,800 (subject to reduction in certain circumstances), and required the Retirement Plan to disregard any portion of the participant's 1994 compensation in excess of $150,000. A participant may choose to have benefits under the Plan paid either as a life annuity or in a cash lump sum upon termination of employment.

     The following table sets forth information with respect to the named executive officers concerning the benefits payable under the Retirement Plan and Supplemental Benefit Plan.

                           DEFINED BENEFIT PLAN TABLE

                                                  CURRENT                          ESTIMATED ANNUAL
                                                 YEARS OF       1994 COVERED          RETIREMENT
                     NAME                       SERVICE (1)   COMPENSATION (2)   BENEFIT AT AGE 65 (3)
- ----------------------------------------------  -----------   ----------------   ---------------------
Ronald L. Kuehn, Jr...........................      24.4         $1,164,600            $ 745,344
James E. Moylan, Jr...........................      18.5         $  265,500            $ 172,575
James A. Rubright.............................       0.8         $  405,600            $ 152,100
Donald G. Russell.............................       6.9         $  680,000            $ 131,920
William A. Smith..............................      24.7         $  546,000            $ 354,900

     NOTE 1: The number of years of credited service under the Retirement Plan and Supplemental Benefit Plan as of December 31, 1994.

     NOTE 2: The amount of covered compensation under the Retirement Plan and Supplemental Benefit Plan during 1994.

     NOTE 3: The estimated annual retirement benefit payable as a single life annuity at age 65 to the named executive officer (based on the assumptions that such officer retires at age 65 and has average covered compensation at his retirement date equal to his 1994 covered compensation, and calculated prior to the offset for primary social security benefits).

PERFORMANCE GRAPH

     The following graph compares the cumulative total stockholder return on the Company's Common Stock for the five-year period ending December 31, 1994, with the cumulative total return of two indices during such period.

          COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL STOCKHOLDER RETURN
                 SONAT INC.; STANDARD & POOR'S 500 STOCK INDEX;
         STANDARD & POOR'S NATURAL GAS DISTRIBUTION/PIPELINE GROUP (1)

      MEASUREMENT PERIOD                                          S&P NATURAL
    (FISCAL YEAR COVERED)         SONAT INC.        S&P 500           GAS
12/31/89                                100.00          100.00          100.00
12/31/90                                100.09           96.89           87.55
12/31/91                                 74.16          126.28           76.23
12/31/92                                113.88          135.88           84.19
12/31/93                                141.31          149.52           99.89
12/31/94                                142.13          151.55           95.35

     The total returns set forth above assume that $100 was invested in the Company's Common Stock and each of the indices set forth above on December 31, 1989, and that all dividends were reinvested.

     NOTE 1: The Standard & Poor's Natural Gas Distribution/Pipeline Group consists of the following companies: The Coastal Corporation, Columbia Gas System, Inc., Consolidated Natural Gas Company, Eastern Enterprises, Enron Corp., Ensearch Corporation, NICOR Inc., NorAm Energy Corp. (formerly Arkla, Inc.), ONEOK Inc., Pacific Enterprises, Panhandle Eastern Corporation, Peoples Energy Corporation, Sonat Inc., Transco Energy Company and The Williams Companies Inc.

COMPENSATION UPON CHANGE OF CONTROL

     Certain of the Company's benefit plans provide for the acceleration of certain benefits in the event of a "Change of Control" of the Company. Under such plans, a Change of Control will be deemed to have occurred if (1) any person or group acquires (or obtains the right to acquire) beneficial ownership of 35% or more of the Company's voting securities, (2) there is a change in the composition of a majority of the Company's Board of Directors within any period of three consecutive years which change was not approved by a majority of the Board of Directors as constituted immediately prior to the commencement of such three-year period, or (3) at any meeting of stockholders of the Company called for the purpose of electing Directors, the entire slate nominated by the Board of Directors fails to be elected.

     Any outside Director who is eligible for a retirement benefit under the Retirement Plan for Directors will receive such benefit (regardless of whether he has met the other eligibility requirements of the Plan) in the event he ceases to be a Director following a Change of Control. A Director who participates in the Director's Fees Deferral Plan may, prior to the year the fees are earned, elect to have the balance of his account distributed to him in a lump sum in the event his service as a Director is terminated within one year following a Change of Control, regardless of any other elections he may have made with respect to the timing and manner of payment of amounts in his account. Also, all shares of restricted stock granted under the Restricted Stock Plan for Directors will vest immediately upon a Change of Control.

     Upon the occurrence of a Change of Control, all outstanding shares of restricted stock under the Executive Award Plan will immediately vest, and all outstanding options (and tandem SARs) under the Executive Award Plan held by then-current employees will become immediately exercisable. If an SAR is exercised within 60 days of the occurrence of a Change of Control, the holder will receive, in addition to the amount otherwise due on exercise, a payment equal to the excess over the amount otherwise due of the highest price per share of Common Stock paid during the 60-day period prior to exercise of the SAR, plus a supplemental payment on such excess. Also, upon the occurrence of a Change of Control, the participant will receive 100% of his bonus opportunities under the Performance Award Plan and the Cash Bonus Plan. Any officer of the Company or certain of its subsidiaries who at the time of a Change of Control is not vested under the Retirement Plan will be provided with a vested benefit under the Supplemental Benefit Plan equal to the benefit that would have been payable under the Retirement Plan if his actual years of service had been sufficient for vesting. Following a Change of Control, a participant's Savings Plan account under the Supplemental Benefit Plan will be distributed within 30 days of his termination of employment.

EXECUTIVE SEVERANCE AGREEMENTS

     The Company has Executive Severance Agreements with Messrs. Kuehn, Rubright, Russell and Smith. These agreements provide that if the executive officer's employment is terminated within three years after a Change of Control (as defined above), either (a) by the Company for reasons other than dishonesty, conviction of a felony or willful unauthorized disclosure of confidential information or other than as a consequence of death, disability or retirement at age 65 or (b) by the executive officer for reasons relating to a diminution of responsibilities or compensation, or relocation requiring a change in residence or a significant increase in travel, or a good faith determination by the executive officer that he can no longer effectively discharge his duties, he will receive: (1) a lump sum payment equal to three times his highest earnings (defined to include those items described as covered compensation under the Retirement Plan) during any 12-month period during the three years preceding the termination (such lump sum payment to be reduced pro rata to the extent there are less than 36 months until the officer reaches age 65); (2) life, medical, and accident and disability insurance as provided in the Company's insurance programs or, in certain circumstances, substantially equivalent insurance to be provided by the Company for a period of 36 months after termination of employment (or until age 65, whichever is sooner); and (3) for an executive officer who has reached age 50 and is not otherwise entitled to an early retirement benefit under the terms of a qualified retirement plan of the Company or its subsidiaries, an annual benefit equal to the amount such officer would have received had he been entitled to an early retirement benefit (reduced by any benefits payable to him under such retirement plan and the Supplemental Benefit Plan), and a 75% survivors benefit with respect to such early retirement benefit. Assuming that the executive officers terminated employment on January 31, 1995, in a manner entitling them to benefits under the Executive Severance Agreements, the respective executive officers would receive the following lump sum cash payments pursuant to item (1) above and the following annual retirement benefits pursuant to item (3) above: Mr. Kuehn, $3,493,800 in cash and $0 in retirement benefits; Mr. Rubright, $1,185,598 in cash and $0 in retirement benefits; Mr. Russell, 1,316,112 in cash and $11,153 in retirement benefits; and Mr. Smith, $1,646,000 in cash and $60,312 in retirement benefits.

     The Executive Severance Agreements provide that the executive officer may not voluntarily leave the employ of the Company if a third party attempts to effect a Change of Control until such third party abandons such attempt or a Change of Control has occurred. The executive officer is also required to be available for three years after his termination of employment for consultation with senior officers of the Company. The Agreements renew automatically for one-year terms unless terminated at the end of any term by the Board of Directors. The Agreements shall also terminate if the Executive Compensation Committee determines that the executive officer is no longer a key employee, unless a Change of Control is threatened at the time or has occurred within the past three years.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     L. Edwin Smart, a member of the Executive Compensation Committee of the Board of Directors, serves as counsel to the law firm of Hughes Hubbard & Reed. Hughes Hubbard & Reed provides legal services to the Company and certain of its subsidiaries.

                      ELECTION OF AUDITOR (PROPOSAL NO. L)

     Ernst & Young has been nominated for election as Auditor of the Company. The Restated Certificate of Incorporation provides that no other person shall be eligible for election as Auditor unless notice of intention to nominate such person has been given to the Company not less than ten days before the Annual Meeting.

     A representative of Ernst & Young will be present at the Annual Meeting with the opportunity to make a statement if such representative desires to do so and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ERNST & YOUNG AS AUDITOR (PROPOSAL NO. L).

                     AMENDMENT AND RESTATEMENT OF EXECUTIVE
                          AWARD PLAN (PROPOSAL NO. 2)

     The Executive Award Plan was adopted in 1981 and amended and restated in 1985, 1988 and 1991, in each case with the approval of stockholders. The Plan was amended without shareholder approval in 1992 and 1993 to limit the number of stock options that may be granted to any employee in any 12-month period, to reflect the two-for-one split of the Company's Common Stock that was effective as of September 15, 1993, and to make various technical amendments. The Plan is intended to enable the Company to attract, motivate and retain key employees of outstanding ability.

     The Board of Directors believes that the Plan is accomplishing its purpose. However, the Board believes that in order to carry out the purposes of the Plan it is necessary to amend the Plan to increase the number of shares available for issuance and to make certain technical amendments. Accordingly, at its January 26, 1995 meeting, the Board of Directors took action to submit to stockholders, for their approval at the 1995 Annual Meeting of Stockholders, the amendment and restatement of the Plan.

     The amendments approved by the Board are (1) increasing the number of shares which may be issued under the Plan by 4,000,000, (2) extending the period during which incentive stock options may be granted, and (3) adopting certain technical amendments regarding the manner of determining the number of shares available under the Plan. Approval of the Plan as amended and restated will also constitute approval of the amendments previously adopted by the Board of Directors.

                PRINCIPAL PROVISIONS OF THE EXECUTIVE AWARD PLAN

     The following summary of the Plan, as amended and restated effective as of April 27, 1995, is qualified by reference to the full text of the Plan which is attached as Exhibit A to this Proxy Statement.

GENERAL PROVISIONS

     The Plan is administered by the Executive Compensation Committee of the Board of Directors consisting of at least three Directors, all of whom are "disinterested" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934. The Committee designates the key employees of the Company and its subsidiaries and affiliated companies to be granted awards and the type and amount of awards to be granted. Officers of the Company are eligible to participate in the Plan. Directors who are not officers or employees are not eligible. Approximately 170 current employees have received awards under the Plan. It is estimated that the total number of key employees who are eligible to receive awards under the Plan would not at present exceed 250.

     The aggregate number of shares of Common Stock which may be issued under the Plan with respect to awards granted after April 27, 1995 may not exceed 4,000,000, plus any unused shares which were previously authorized by stockholders (numbering 946,023 as of January 31, 1995). Unused shares which were authorized under the Plan as in effect on April 25, 1985 will not be available for issuance with respect to awards granted after April 24, 1995. Cash supplemental payments will not count against these limits. Lapsed, forfeited or cancelled awards will not count against these limits and can be regranted under the Plan (regardless of whether the recipient received dividends or other economic benefits with respect to the awards); however, the cancellation of an option upon exercise of the related stock appreciation right will count against these limits. If the exercise price of an option is paid in Common Stock or if shares are withheld from payment of an award to satisfy tax obligations with respect to the award, such shares will also not count against the above limits. Options with respect to more than 250,000 shares of Common Stock may not be granted to any employee in any 12-month period.

     The shares issued under the Plan may be issued from shares held in treasury or from authorized but unissued shares. On April 28, 1994, the Board of Directors authorized the Company to repurchase before May 1, 1996, up to 2,000,000 shares of the Company's Common Stock, for the purpose of having such shares available for issuance under the Plan. As of February 15, 1995, 1,039,900 shares had been repurchased under the stock repurchase program (of which shares 148,467 shares have been subsequently reissued under the Plan). The Company intends to repurchase additional shares under this program when, in its judgment, it is appropriate to do so.

TYPES OF AWARDS

     The Plan authorizes the granting of the following types of awards:

     1. Stock Options. The Committee is authorized to determine the terms and conditions of all option grants, subject to the limitations that the option price per share may not be less than the fair market value of a share of Common Stock on the date of grant, and the term of an option may not be longer than ten years.

     The Plan authorizes the Committee to specify the manner of payment of the option price. Payment may be made in cash or in any other manner specified by the Committee (which may include payment in Common Stock of the Company). The Committee may permit payment to be made by way of successive, automatic applications of shares received upon exercise of a portion of the option to satisfy the exercise price for additional portions of the option, a payment method known as "pyramiding". The Committee may also permit arrangements with a brokerage firm whereby shares issuable upon exercise of an option would be sold by the broker and the proceeds used to pay the option price, a payment method known as "cashless exercise".

     The Committee is authorized to specify the period, if any, over which options become exercisable, and to accelerate the exercisability of options on a case by case basis at any time. The Committee is also authorized to specify the period during which options may be exercised following an employee's termination of employment, and to extend such period on a case by case basis.

     All options heretofore granted under the Plan have been non-qualified options for federal income tax purposes. Although the Company presently intends to continue granting non-qualified options, the Plan also authorizes the grant of incentive stock options and any other form of tax-favored options that may in the future be included in the Internal Revenue Code (the "Code").

     2. Stock Appreciation Rights. The Committee is authorized to grant stock appreciation rights ("SARs") in tandem with options under the Plan. An SAR can be exercised only to the extent the option with respect to which it is granted is not exercised, and is subject to the same terms and conditions as the option to which it is related. Any SAR which is outstanding on the last day of the term of the related option will be automatically exercised on such date for cash.

     Upon exercise of an SAR the holder is entitled to receive, for each share with respect to which the SAR is exercised, an amount (the "appreciation") equal to the difference between the option price of the related option and the fair market value of a share of Common Stock on the date of exercise of the SAR. The appreciation is payable in cash, Common Stock, or a combination of both, as determined by the Committee.

     3. Restricted Stock. The Committee is authorized to award restricted stock under the Plan subject to such terms and conditions as the Committee may determine in its sole discretion. The Committee has authority to determine the number of shares of restricted stock to be awarded, the price, if any, to be paid by the recipient of the restricted stock, and the date or dates on which the restricted stock will vest. The vesting of restricted stock may be conditioned upon the completion of a specified period of service with the Company, upon the attainment of specified performance goals, or upon such other criteria as the Committee may determine. The Plan gives the Committee discretion to accelerate the vesting of restricted stock on a case by case basis at any time. The Committee also has authority to determine whether the employee will have the right to vote and/or receive dividends on shares of restricted stock, and whether the certificates for such shares will be held by the Company or delivered to the employee bearing legends to restrict their transfer.

     Stock certificates representing the restricted stock granted to an eligible employee will be registered in the employee's name. However, no share of restricted stock may be sold, transferred, assigned or pledged by the employee until such share has vested in accordance with the terms of the restricted stock award. In the event of an employee's termination of employment before all of his restricted stock has vested, or in the event other conditions to the vesting of restricted stock have not been satisfied prior to any deadline for the satisfaction of such conditions set forth in the award, the shares of restricted stock which have not vested will be forfeited and any purchase price paid by the employee will be returned to the employee. At the time restricted stock vests, a certificate for such vested shares will be delivered to the employee (or the beneficiary designated by the employee, in the event of death), free of all restrictions.

     The Committee has adopted a Restricted Stock Grant Program (the "Program") pursuant to which the grant of restricted stock is contingent upon the attainment of objective performance goals set by the Committee. Shares awarded under the Program will be issued under the Plan, and will be subject to the Plan's limitations on the number of shares issuable. The Program is being separately submitted for shareholder approval to qualify awards under the Program as "performance-based" for purposes of Section 162(m) of the Code. (See "Approval of Restricted Stock Grant Program (Proposal No. 3)" below.) The adoption of the Program does not limit the Committee's ability to make other grants of restricted stock under the Plan.

     4. Supplemental Payments. The Committee is authorized to provide for a "supplemental payment" by the Company to an option holder in connection with the exercise of an option or SAR, and to a holder of restricted stock in connection with the vesting of such restricted stock. The amount of the supplemental payment is subject to the discretion of the Committee, but can be no greater than the amount necessary to pay the federal income tax payable with respect to both (1) exercise of the option or tandem SAR, or vesting of the restricted stock, and (2) receipt of the supplemental payment, based on the assumption that the participant is taxed at the maximum effective federal income tax rate applicable to such income. Due to variations in the actual tax rates applicable to employees, the benefit of the supplemental payment may not correspond to the actual tax liability of the employee.

     A supplemental payment can be awarded at either the time of grant or of exercise of an option or SAR, and at either the time of grant or of vesting of restricted stock.

     Supplemental payments are payable in cash or Common Stock, at the discretion of the Committee. It is contemplated that as a general matter the payment would be made in cash.

PROVISIONS RELATING TO A CHANGE OF CONTROL

     The Plan provides for certain benefits in the event of a "Change of Control" of the Company. A "Change of Control" is deemed to have occurred if (1) any person or group acquires (or obtains the right to acquire) beneficial ownership of 35% or more of the Company's voting securities, (2) there is a change in the composition of a majority of the Company's Board of Directors within any period of three consecutive years which change was not approved by a majority of the Board as constituted immediately prior to the commencement of such three-year period, or (3) at any meeting of stockholders of the Company called for the purpose of electing Directors the entire slate nominated by the Board of Directors fails to be elected.

     Upon the occurrence of a Change of Control all outstanding shares of restricted stock will immediately vest, and all outstanding options (and tandem
SARs) held by then-current employees will become immediately exercisable and will remain exercisable for three years following the employee's termination of employment or such longer period as may be provided in the option (but not beyond their expiration date).

     If an SAR is exercised within 60 days of the occurrence of a Change of Control, the holder will receive, in addition to the amount otherwise due on exercise, a payment equal to the excess over the amount otherwise due of the highest price per share of Common Stock paid during the 60-day period prior to the exercise of the SAR, plus, if the holder is entitled to a supplemental payment on the SAR, a supplemental payment on such excess.

OTHER PROVISIONS

     The Plan permits employees who do not receive a cash supplemental payment with respect to an award to satisfy all or a portion of their federal, state, and local tax liability with respect to the award by having the Company withhold from the shares otherwise deliverable to such employee shares having a value equal to the tax liability to be so satisfied. Employees who receive a cash supplemental payment will have their tax withholding obligation satisfied out of such supplemental payment.

     In the event of specified changes in the Company's capital structure, the Committee will have the power to adjust the number and kind of shares authorized by the Plan (including any limitations on individual awards) and the number, option price or kinds of shares covered by outstanding awards, and to make such other adjustments in awards under the Plan as it deems appropriate.

     The Board of Directors may amend the Plan without shareholder approval, unless such approval is required by law or stock exchange requirements.

     The Committee may amend any grant under the Plan, including currently outstanding options, to include any provision which, at the time of such amendment, is authorized under the terms of the Plan, except that no award can be modified in a manner unfavorable to the holder without the written consent of the holder. In addition, the Committee may, without shareholder approval, cancel an option or other award granted under the Plan and grant a new option or award to the employee on more favorable terms and conditions than the cancelled award. The Plan shall continue in effect for an unlimited period, but may be terminated by the Board of Directors in its discretion at any time. No incentive stock options may be granted under the Plan after April 26, 2005.

                        FEDERAL INCOME TAX CONSEQUENCES

     Under the Code and Treasury Regulations currently in effect, the grant of a non-qualified stock option, SAR, or right to a supplemental payment is not taxable. The entire amount received upon exercise of an SAR or as a supplemental payment will be taxed as ordinary income to the recipient.

     If a non-qualified option is exercised, the option spread (i.e., the difference between the option price and the fair market value of the shares) on the income recognition date (defined below) will be taxed as ordinary income to the option holder as of such income recognition date. An employee who receives stock upon the exercise of an SAR or as a supplemental payment will recognize income in the amount of the fair market value of such stock on the income recognition date. For these purposes, the income recognition date is the date of exercise of an option or SAR (or of receipt of a supplemental payment), except that for officers subject to Section 16(b) of the Securities Exchange Act of 1934 ("Section 16(b)") who exercise an option within six months of the date of grant the income recognition date is the date six months after such grant unless the officer elects to recognize income as of the date of exercise.

     If an option is granted which is designated as an incentive stock option ("ISO") under Section 422 of the Code, an optionee will not recognize any income upon the exercise of such option prior to termination of employment or within specified periods (generally three months) thereafter. However, the option spread on the date of exercise will constitute an item of tax preference which may cause an employee to be subject to the alternative minimum tax. If the optionee does not dispose of the shares received upon exercise of an ISO before the end of the required holding periods (two years from the option grant and one year from exercise), any gain recognized by the option holder on the sale or exchange of the shares will be treated as long-term capital gain. If the shares acquired upon the exercise of an ISO are disposed of before the end of such holding periods, the optionee will recognize ordinary income in an amount equal to the lesser of (1) the option spread on the income recognition date, or (2) the excess of the amount received upon disposition of the shares over the option price. Any excess of the amount received upon disposition of the shares over the value of the shares on the income recognition date will be taxed as a long-term or short-term capital gain, depending on whether the shares were held for more than one year.

     Generally, and except as noted below, the grant of restricted stock is not taxable. Instead, at the time restricted stock vests, an employee will recognize ordinary income equal to (1) the excess of the fair market value of such restricted stock on the date the shares vest over (2) the price, if any, paid for the restricted stock. Dividends paid on the shares before they vest will be taxed as additional compensation to the employee. An employee may, however, elect to recognize income as of the date of grant of the restricted stock, in an amount equal to (1) the excess of the fair market value of the restricted stock on the date of grant over (2) the price, if any, paid for the restricted stock. Such employee will not recognize a loss for tax purposes in the event of a subsequent forfeiture of the shares.

     In most cases, the basis in shares acquired upon exercise of a non-qualified option or SAR or as restricted stock or a supplemental payment will be equal to the fair market value of the shares on the employee's income recognition date, and the holding period for determining gains and losses on a subsequent disposition of such shares will begin on such date.

     As a general rule, the Company or one of its subsidiaries will be entitled to a deduction for federal income tax purposes at the same time and in the same amount that an employee recognizes ordinary income from awards under the Plan, to the extent such income is considered reasonable compensation under the Code. However, Section 162(m) of the Code limits to $1 million the annual tax deduction that the Company and its subsidiaries can take with respect to the compensation of each of certain executive officers unless the compensation qualifies as "performance-based" or certain other exemptions apply. The Company believes that all compensation recognized with respect to options granted under the Plan will be deemed performance-based under Section 162(m) of the Code, and that all compensation recognized with respect to restricted stock granted under the Plan pursuant to the Restricted Stock Grant Program will be deemed performance-based if the Program is approved by the stockholders.

     Neither the Company nor any subsidiary will be entitled to a deduction with respect to payments to employees which are contingent upon a change of control if such payments are deemed to constitute "excess parachute payments" pursuant to Section 280G of the Code and do not qualify as reasonable compensation pursuant to that Section; such payments will subject the recipients to a 20% excise tax.

                             ADDITIONAL INFORMATION

     If the stockholders do not approve the Plan as amended and restated, the Company intends to continue to grant awards under the Plan as currently in effect (to the extent shares are available for grant under the Plan), or as may be amended from time to time by the Board of Directors to the extent such amendments do not require stockholder approval.

     Because the granting of awards under the Plan is discretionary, it is not possible to state which employees will be granted awards, or the amount or type of awards that would have been granted to particular individuals or in the aggregate had the Plan, as proposed to be amended, been in effect during 1994. See the Summary Compensation Table on page 14 above for information as to the awards actually granted during the last three years under the Plan as then in effect.

     The last sale price of Common Stock of the Company on the consolidated transactions reporting system on March 1, 1995 was $28.625 per share.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE EXECUTIVE AWARD PLAN AS AMENDED AND RESTATED (PROPOSAL NO. 2).

                   APPROVAL OF RESTRICTED STOCK GRANT PROGRAM
                                (PROPOSAL NO. 3)

     Since 1992 the Executive Compensation Committee of the Company's Board of Directors (the "Committee") has granted restricted stock awards under the Company's Executive Award Plan (the "Plan") based on the Company's total shareholder return as compared to the total shareholder return of a peer group of companies. In 1993, the Internal Revenue Code was amended by the addition of
Section 162(m), which limits to $1 million the annual tax deduction available with respect to compensation paid to certain executive officers unless the compensation qualifies as "performance-based" (as defined for purposes of Section 162(m)) or certain other exemptions apply. Among the requirements for performance-based compensation are that the compensation be paid based solely on the attainment of objective performance goals established by a committee of outside directors, and that the material terms under which the compensation is to be paid be disclosed to and approved by stockholders.

     Following the adoption of Section 162(m), the Committee formalized its prior practice by adopting a Restricted Stock Grant Program (the "Program") which continued to satisfy the objective performance goal requirement of Section 162(m). In order to satisfy the shareholder approval requirement of Section 162(m), on January 26, 1995, the Board took action to submit the Program for stockholder approval at the 1995 Annual Meeting of Stockholders. Stockholder approval of the Program would enable the shares of restricted stock granted under the Program to qualify as performance-based for purposes of Section 162(m) and therefore to continue to be deductible by the Company without regard to the deduction limit otherwise imposed by Section 162(m).

     In January 1995 the Board also took action to amend the Plan (subject to shareholder approval) to, among other things, increase the number of shares issuable under the Plan. (See "Amendment and Restatement of Executive Award Plan (Proposal No. 2)" above.) While approval of the Program is not conditioned on approval of the Plan as amended and restated, because shares granted under the Program are issued under the Plan, failure to increase the number of shares issuable under the Plan will effectively limit the number of shares that can be granted under the Program.

           PRINCIPAL PROVISIONS OF THE RESTRICTED STOCK GRANT PROGRAM

     The purpose of the Program is to further the purposes of the Plan by providing a means to award restricted stock in a manner that results in performance-based compensation under Section 162(m). The Program determines only the number of shares of restricted stock which are awarded. All terms of the restricted stock (including the vesting provisions thereof), and all provisions with respect to the administration of awards granted under the Program, are set forth in the Plan, the full text of which, as proposed to be amended, is set forth as Exhibit A to this Proxy Statement.

     ADMINISTRATION. The Program is administered by the Committee, the members of which are "disinterested" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934. The provisions of the Plan regarding administration and the powers of the Committee also apply to the Program.

     ELIGIBILITY. Eligibility for the Program is limited to officers of the Company and certain subsidiaries who hold positions of Vice President and above. Directors who are not officers of the Company and its subsidiaries are not eligible to participate. As of January 31, 1995, approximately 22 current employees have received grants under the Program. It is estimated that the total number of employees who are eligible to participate in the Program would not at present exceed 40.

     DETERMINATION OF SIZE OF GRANT. The number of shares of restricted stock to be granted to an eligible employee under the Program is determined pursuant to a formula that measures the total shareholder return of the Company relative to the total shareholder returns of a peer group of companies selected by the Committee. For a given grant of restricted stock, the annual total shareholder returns for the Company and each company in the peer group are first calculated for each of the last three years. The average total shareholder return for the peer group for each year is determined by adjusting the annual returns of each company to reflect the capitalization of the various companies in the peer group. The total shareholder returns for the Company and the peer group are also weighted to give the most weight to the most recent year, and the least weight to the earliest of the three years. The extent to which the Company's weighted total shareholder return exceeds that of the peer group determines the maximum dollar value of the award (which is expressed as a different percentage of base pay for each category of officer). The maximum dollar value of an award cannot exceed $1,920,000. The applicable dollar amount is converted into shares by dividing it by 66% of the market price of the Company's Common Stock (to reflect the reduction in value due to the forfeitable nature of the restricted shares). Notwithstanding the results of the calculation, no more than 100,000 shares of restricted stock may be issued to any employee under the Program in any year. The Committee may reduce the number of shares of restricted stock granted below the number of shares calculated under the Program's formula.

     AMENDMENT AND TERMINATION. The Committee may amend the Program from time to time without stockholder approval except as required to satisfy Section 162(m). The Program shall continue in effect for an unlimited period, but may be terminated by the Committee or the Board of Directors, in its discretion, at any time.

                             ADDITIONAL INFORMATION

     If the stockholders do not approve the Program, further awards would not be made under the Program, but the Committee would retain the ability to make other grants of restricted stock under the Plan. However, such grants would not satisfy the performance-based compensation requirements of Section 162(m), and income attributable to such awards would be included in the determination of whether an executive officer's compensation exceeded the annual limit imposed by
Section 162(m).

                           BENEFITS UNDER THE PROGRAM

     It is not possible to specify the number of shares of restricted stock to be granted to particular individuals under the Program, since the maximum size of each grant under the Program will be determined by the total shareholder return of the Company and of the companies in the peer group (subject to an overall annual limit of 100,000 shares of restricted stock per participant). The following table sets forth the number of shares of restricted stock granted under the Program in 1994 for the persons indicated below.

                               NEW PLAN BENEFITS

                         RESTRICTED STOCK GRANT PROGRAM

                                                                         1994 GRANT
                           NAME AND POSITION                         (NUMBER OF SHARES)
    ---------------------------------------------------------------  ------------------
    Ronald L. Kuehn, Jr. ..........................................        16,500
      Chairman of the Board, President and Chief Executive Officer
    James E. Moylan, Jr. ..........................................         3,300
      President of Southern Natural Gas Company
    James A. Rubright..............................................         4,400
      Vice President and General Counsel
    Donald G. Russell..............................................        10,000
      Executive Vice President
    William A. Smith...............................................         6,000
      Executive Vice President
    Current Executive Officer Group................................        48,600
      (9 persons)
    Non-Executive Director Group...................................             0
      (12 persons)
    Non-Executive Officer Employee Group...........................        19,100
      (13 persons)

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE RESTRICTED STOCK GRANT PROGRAM (PROPOSAL NO. 3).

                                 OTHER MATTERS

PROPOSALS OF STOCKHOLDERS

     STOCKHOLDER PROPOSALS IN THE COMPANY'S PROXY STATEMENT. In order for proposals by stockholders to be considered for inclusion in the proxy statement and form of proxy relating to the 1996 Annual Meeting of Stockholders, such proposals must be received at the principal executive offices of the Company, AmSouth-Sonat Tower, Birmingham, Alabama 35203, by no later than November 17, 1995.

     STOCKHOLDER PROPOSALS TO BE PRESENTED AT MEETINGS. A stockholder who desires to propose any business at a meeting of stockholders must give the Company written notice within ten days following public disclosure by the Company of the meeting date (by notice to the New York Stock Exchange or otherwise) or, if the meeting is adjourned and the Company is required by Delaware law to give notice of the adjourned meeting date, within five days after the earlier of the date public disclosure is made by the Company of the adjourned meeting date (by notice to such exchange or otherwise) or the date notice of the adjourned meeting is given to stockholders. The stockholder's notice must set forth (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; (b) the name and address of the stockholder who intends to propose such business; (c) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting (or if the record date for such meeting is subsequent to the date required for such stockholder notice, a representation that the stockholder is a holder of record at the time of such notice and intends to be a holder of record on the record date for such meeting) and intends to appear in person or by proxy at such meeting to propose such business; and (d) any material interest of the stockholder in such business.

     STOCKHOLDER NOMINATIONS FOR DIRECTORS. A stockholder who desires to nominate Directors at a meeting of stockholders must give the Company written notice within the time period described in the preceding paragraph. The stockholder's notice must set forth (a) the name and address of the stockholder who intends to make the nomination and of the person or persons to be nominated; (b) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting (or if the record date for such meeting is subsequent to the date required for such stockholder notice, a representation that the stockholder is a holder of record at the time of such notice and intends to be a holder of record on the record date for such meeting) and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice; (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the stockholder; (d) such other information regarding each nominee proposed by such stockholder as would have been required to be included in a proxy statement filed pursuant to the proxy rules of the Securities and Exchange Commission had each nominee been nominated, or intended to be nominated, by the Board of Directors; and (e) the consent of each nominee to serve as a Director of the Company if so elected.

     The Chairman of the meeting may refuse to transact any business or to acknowledge the nomination of any person if a stockholder has failed to comply with the foregoing procedures.

     A copy of the Company's By-Laws may be obtained from the Company upon written request to the Company at its principal place of business.

VOTING AT THE ANNUAL MEETING

     The presence, in person or by proxy, of the holders of a majority of the Company's Common Stock is necessary to constitute a quorum at the Annual Meeting or any adjournment thereof.

     The vote required for the election of Directors and the approval of the other matters scheduled for a vote at the Annual Meeting is controlled by the provisions of the Company's Charter and By-Laws and the Delaware General Corporation Law. Directors are elected by a plurality vote. Approval of Proposal No. 1 would require a plurality vote. Approval of Proposal No. 2 and 3 would each require the affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the Annual Meeting and voting either for or against, or abstaining from voting on, such proposal. Broker "non-votes" (shares not voted on a matter because a nominee holding shares for a beneficial owner neither receives voting instructions from such beneficial owner nor has discretionary voting power with respect thereto) shall not have an effect on the vote at the Annual Meeting. Abstentions shall have the effect of a vote against Proposal No. 2 and 3. The vote will be tabulated by an independent tabulator and the results of such vote will be certified by independent inspectors of election.

SOLICITATION OF PROXIES

     The Company will bear the costs of solicitation of proxies. Officers and regular employees of the Company may solicit proxies by mail, telephone, telegraph and personal interview. In addition, the Company has retained D. F. King & Co., Inc. to assist in the solicitation of proxies, and anticipates that the fees that it will incur for this service, excluding out-of-pocket expenses, will not exceed $50,000. Arrangements will be made with brokerage houses and with other custodians, nominees and fiduciaries to forward proxy soliciting material to beneficial owners. The Company will reimburse persons holding stock for others in their names or in those of their nominees for their reasonable out-of-pocket expenses in sending proxy material to their principals and obtaining their proxies.
                            ------------------------

     The information provided under the headings "Report of the Executive Compensation Committee" and "Performance Graph" above shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission or subject to Regulations 14A or 14C, other than as provided in Item 402 of Regulation S-K, or to the liabilities of Section 18 of the Securities Exchange Act of 1934 and, unless specific reference is made therein to such headings, shall not be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

     The Company is not aware that any matters other than those mentioned above will be presented for action at the 1995 Annual Meeting, but if any other matters do properly come before the meeting, the persons named as proxies will vote upon such matters in accordance with their best judgment.

     Please complete, sign, date and return the enclosed proxy card promptly.

                                         SONAT INC.

                                         Beverley T. Krannich
                                         Secretary

Birmingham, Alabama
March 15, 1995

                                                                       EXHIBIT A

                       EXECUTIVE AWARD PLAN OF SONAT INC.
                 (AS AMENDED AND RESTATED AS OF APRIL 27, 1995)

                                  I.  GENERAL

1.1  PURPOSE OF THE PLAN

     The Executive Award Plan (the "Plan") of Sonat Inc. (the "Company") is intended to advance the best interests of the Company and its subsidiaries by providing key employees with additional incentives through the grant of options ("Options") to purchase shares of Common Stock of the Company ("Common Stock") and through the award of shares of restricted Common Stock ("Restricted Stock"), thereby increasing the personal stake of such employees in the continued success and growth of the Company and encouraging them to remain in the employ of the Company.

     The Plan was adopted effective May 1, 1981, and has been amended at various times. The provisions of the Plan as hereby amended and restated may, at the discretion of the Committee referred to below, be made available to all grants outstanding on the effective date of this Amendment and Restatement, and all awards granted after such date, except that no such provision shall alter any outstanding grant in a manner unfavorable to the holder thereof without the written consent of the holder.

1.2  ADMINISTRATION OF THE PLAN

     (a) The Plan shall be administered by the Executive Compensation Committee or other designated committee (the "Committee") of the Board of Directors of the Company (the "Board of Directors") which shall consist of at least three Directors all of whom are not eligible to participate in the Plan and are "disinterested" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934. The Committee shall have authority to interpret conclusively the provisions of the Plan, to adopt such rules and regulations for carrying out the Plan as it may deem advisable, to decide conclusively all questions of fact arising in the application of the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. All decisions and acts of the Committee shall be final and binding upon all affected Plan participants.

     (b) The Committee shall meet once each fiscal year, and at such additional times as it may determine or at the request of the chief executive officer of the Company, to designate the eligible employees, if any, to be granted awards under the Plan and the type and amount of such awards and the time when awards will be granted. All awards granted under the Plan shall be on the terms and subject to the conditions hereinafter provided.

1.3  ELIGIBLE PARTICIPANTS

     Key employees, including officers, of the Company and its subsidiaries, and of partnerships or joint ventures in which the Company and its subsidiaries have a significant ownership interest as determined by the Committee (all of such subsidiaries, partnerships and joint ventures being referred to as "Subsidiaries") shall be eligible to participate in the Plan. Directors who are not employees of the Company or its Subsidiaries shall not be eligible to participate in the Plan.

1.4  AWARDS UNDER THE PLAN

     Awards under the Plan may be in the form of (i) Options to purchase shares of Common Stock, (ii) Stock Appreciation Rights issued in tandem with such Options, (iii) shares of Restricted Stock, (iv) Supplemental Payments with respect to Options, Stock Appreciation Rights and Restricted Stock, or (v) any combination of the foregoing.

1.5  SHARES SUBJECT TO THE PLAN

     The aggregate number of shares of Common Stock which may be issued with respect to Options or Restricted Stock granted after April 27, 1995 (including Stock Appreciation Rights and Supplemental Payments related thereto) shall not exceed (i) 4,000,000 shares plus (ii) the number of shares previously authorized for use in the Plan which have not been issued or have again become available for grants pursuant to the following paragraph. At no time shall the number of shares issued plus the number of shares subject to outstanding awards under the Plan exceed the number of shares that may be issued under the Plan. Options with respect to more than 250,000 shares of Common Stock shall not be granted to any optionee in any 12-month period. Shares distributed pursuant to the Plan may consist of authorized but unissued shares or treasury shares of the Company, as shall be determined from time to time by the Board of Directors.

     If any Option under the Plan shall expire, terminate or be cancelled (except upon the holder's exercise of a related Stock Appreciation Right) for any reason without having been exercised in full, or if any shares of Restricted Stock shall be forfeited to the Company, the unexercised Options and forfeited shares of Restricted Stock shall not count against the above limit and shall again become available for grants under the Plan (regardless of whether the holder of such Options or shares received dividends or other economic benefits with respect to such Options or shares). Shares of Common Stock equal in number to the shares surrendered in payment of the option price, and shares of Common Stock which are withheld in order to satisfy federal, state or local tax liability, shall not count against the above limit and shall again become available for grants under the Plan. Notwithstanding the foregoing, any shares which were authorized for issuance under the Plan as in effect on April 25, 1985 shall not be available for issuance with respect to awards granted after April 24, 1995.

1.6  OTHER COMPENSATION PROGRAMS

     The existence and terms of the Plan shall not limit the authority of the Board of Directors in compensating employees of the Company and its subsidiaries in such other forms and amounts, including compensation pursuant to any other plans as may be currently in effect or adopted in the future, as it may determine from time to time.

                               II.  STOCK OPTIONS

2.1  TERMS AND CONDITIONS OF OPTIONS

     Subject to the following provisions, all Options granted under the Plan shall be in such form and shall have such terms and conditions as the Committee, in its discretion, may from time to time determine.

          (a) Option Price. The option price per share shall not be less than the fair market value of the Common Stock (as determined by the Committee) on the date the Option is granted.

          (b) Term of Option. The term of an Option shall not exceed ten years from the date of grant, and, notwithstanding any other provision of this Plan, no Option shall be exercised after the expiration of its term.

          (c) Exercise of Options. Options shall be exercisable at such time or times and subject to such terms and conditions as the Committee shall specify in the Option grant. The Committee shall have discretion to at any time declare all or any portion of the Options held by any optionee to be immediately exercisable. An Option may be exercised in accordance with its terms as to any or all shares purchasable thereunder.

          (d) Payment for Shares. Payment for shares as to which an Option is exercised shall be made in such manner and at such time or times as shall be provided by the Committee in the Option grant. Payment may be made in cash or in such other manner as the Committee in its discretion may authorize.

          (e) Nontransferability of Options. No Option or any interest therein shall be transferable by the optionee other than by will or by the laws of descent and distribution. During an optionee's lifetime, all Options shall be exercisable only by such optionee or by the guardian or legal representative of the optionee.

          (f) Shareholder Rights. The holder of an Option shall, as such, have none of the rights of a shareholder.

          (g) Termination of Employment. The Committee shall have discretion to specify in the Option grant or an amendment thereof, provisions with respect to the period, not extending beyond the term of the Option, during which the Option may be exercised following the optionee's termination of employment.

          (h) Change of Control. Notwithstanding the exercisability schedule governing any Option, upon the occurrence of a Change of Control (as defined in Section 4.9) all Options outstanding at the time of such Change of Control and held by optionees who are employees of the Company or its Subsidiaries at the time of such Change of Control shall become immediately exercisable and, unless the optionee agrees otherwise in writing, shall remain exercisable for a period of three years following the optionee's termination of employment or such longer period as may be provided in the Option.

2.2  STOCK APPRECIATION RIGHTS IN TANDEM WITH OPTIONS

     (a) The Committee may, either at the time of grant of an Option or at any time during the term of the Option, grant Stock Appreciation Rights with respect to all or any portion of the shares of Common Stock covered by such Option. A Stock Appreciation Right may be exercised at any time the Option to which it relates is then exercisable, but only to the extent the Option to which it relates is exercisable, and shall be subject to the conditions applicable to such Option. When a Stock Appreciation Right is exercised, the Option to which it relates shall cease to be exercisable to the extent of the number of shares with respect to which the Stock Appreciation Right is exercised. Similarly, when an Option is exercised, the Stock Appreciation Rights relating to the shares covered by such Option exercise shall terminate. Any Stock Appreciation Right which is outstanding on the last day of the term of the related Option (as determined pursuant to Section 2.1(b)) shall be automatically exercised on such date for cash without any action by the optionee.

     (b) Upon exercise of a Stock Appreciation Right, the holder shall receive, for each share with respect to which the Stock Appreciation Right is exercised, an amount (the "Appreciation") equal to the difference between the option price per share of the Option to which the Stock Appreciation Right relates and the fair market value (as determined by the Committee) of a share of Common Stock on the date of exercise of the Stock Appreciation Right. The Appreciation shall be payable in cash, Common Stock, or a combination of both, at the option of the Committee, and shall be paid within 30 days of the exercise of the Stock Appreciation Right.

     (c) Notwithstanding the foregoing, if a Stock Appreciation Right is exercised within 60 days of the occurrence of a Change of Control, (i) the Appreciation and any Supplemental Payment (as defined in Section 2.3) to which the holder is entitled shall be payable solely in cash if the Stock Appreciation Right has been outstanding at least six months and solely in Common Stock in all other cases, and (ii) in addition to the Appreciation and the Supplemental Payment (if any), the holder shall receive (in cash, if the Stock Appreciation Right has been outstanding for at least six months, and in Common Stock in all other cases) (1) the amount by which the greater of (a) the highest market price per share of Common Stock during the 60-day period preceding exercise of the Stock Appreciation Right or (b) the highest price per share of Common Stock (or the cash-equivalent thereof as determined by the Board of Directors) paid by an acquiring person during the 60-day period preceding a Change of Control, exceeds the Appreciation, plus (2) if the holder is entitled to a Supplemental Payment, an additional payment, calculated under the same formula as used for calculating such holder's Supplemental Payment, with respect to the amount referred to in clause (1) of this sentence.

2.3  SUPPLEMENTAL PAYMENT ON EXERCISE OF OPTIONS OR STOCK APPRECIATION RIGHTS

     The Committee, either at the time of grant or at the time of exercise of any Option or related Stock Appreciation Right, may provide for a supplemental payment (the "Supplemental Payment") by the Company to the optionee with respect to the exercise of any Option or related Stock Appreciation Right. The Supplemental Payment shall be in the amount specified by the Committee, which shall not exceed, but may be equal to, the amount necessary to pay the federal income tax payable with respect to both exercise of the Option or related Stock Appreciation Right and receipt of the Supplemental Payment, assuming the optionee is taxed at the maximum effective federal income tax rate applicable thereto. The Supplemental Payment shall be paid in cash, Common Stock, or a combination of both, at the option of the Committee. The Supplemental Payment shall be paid within 30 days of the date of exercise of an Option or Stock Appreciation Right (or, if later, within 30 days of the date on which income is recognized for federal income tax purposes with respect to such exercise).

2.4  STATUTORY OPTIONS

     Subject to the limitations on Option terms set forth in Section 2.1, the Committee shall have the authority to grant (i) incentive stock options within the meaning of Section 422 of the Code and (ii) Options containing such terms and conditions as shall be required to qualify such Options for preferential tax treatment under the Code as in effect at the time of such grant. Options granted pursuant to this Section 2.4 may contain such other terms and conditions permitted by Article II of this Plan as the Committee, in its discretion, may from time to time determine (including, without limitation, provision for Stock Appreciation Rights and Supplemental Payments), to the extent that such terms and conditions do not cause the Options to lose their preferential tax treatment. To the extent the Code and Regulations promulgated thereunder require a plan to contain specified provisions in order to qualify options for preferential tax treatment, such provisions shall be deemed to be stated in this Plan.

                             III.  RESTRICTED STOCK

3.1  TERMS AND CONDITIONS OF RESTRICTED STOCK AWARDS

     Subject to the following provisions, all awards of Restricted Stock shall be in such form and shall have such terms and conditions as the Committee, in its discretion, may from time to time determine:

          (a) The Restricted Stock award shall specify the number of shares of Restricted Stock to be awarded, the price, if any, to be paid by the recipient of the Restricted Stock, and the date or dates on which the Restricted Stock will vest. The vesting of Restricted Stock may be conditioned upon the completion of a specified period of service with the Company or its Subsidiaries, upon the attainment of specified performance goals, or upon such other criteria as the Committee may determine in its sole discretion.

          (b) Stock certificates representing the Restricted Stock granted to an employee shall be registered in the employee's name. Such certificates shall either be held by the Company on behalf of the employee, or delivered to the employee bearing a legend to restrict transfer of the certificate until the Restricted Stock has vested, as determined by the Committee. The Committee shall determine whether the employee shall have the right to vote and/or receive dividends on the Restricted Stock before it has vested. No share of Restricted Stock may be sold, transferred, assigned, or pledged by the employee until such share has vested in accordance with the terms of the Restricted Stock award. In the event of an employee's termination of employment before all of his Restricted Stock has vested, or in the event other conditions to the vesting of Restricted Stock have not been satisfied prior to any deadline for the satisfaction of such conditions set forth in the award, the shares of Restricted Stock which have not vested shall be forfeited and any purchase price paid by the employee shall be returned to the employee. At the time Restricted Stock vests (and, if the employee has been issued legended certificates of Restricted Stock, upon the return of such certificates to the Company), a certificate for such vested shares shall be delivered to the employee (or the beneficiary designated by the employee in the event of death), free of all restrictions.

          (c) Notwithstanding the vesting conditions set forth in the Restricted Stock award, (i) the Committee may in its discretion accelerate the vesting of Restricted Stock at any time, and (ii) all shares of Restricted Stock shall vest upon a Change of Control of the Company.

3.2  SUPPLEMENTAL PAYMENT ON VESTING OF RESTRICTED STOCK

     The Committee, either at the time of grant or at the time of vesting of Restricted Stock, may provide for a Supplemental Payment by the Company to the employee in an amount specified by the Committee which shall not exceed, but may be equal to, the amount necessary to pay the federal income tax payable with respect to both the vesting of the Restricted Stock and receipt of the Supplemental Payment, assuming the employee is taxed at the maximum effective federal income tax rate applicable thereto and has not elected to recognize income with respect to the Restricted Stock before the date such Restricted Stock vests. The Supplemental Payment shall be paid within 30 days of each date that Restricted Stock vests. The Supplemental Payment shall be paid in cash or Common Stock, in the discretion of the Committee, except that in the event of a Change of Control the Supplemental Payment shall be paid in cash.

                           IV.  ADDITIONAL PROVISIONS

4.1  GENERAL RESTRICTIONS

     Each award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or federal law, or (ii) the consent or approval of any government regulatory body, or (iii) an agreement by the recipient of an award with respect to the disposition of shares of Common Stock is necessary or desirable (in connection with any requirement or interpretation of any federal or state securities law, rule or regulation) as a condition of, or in connection with, the granting of such award or the issuance, purchase or delivery of shares of Common Stock thereunder, such award may not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

4.2  ADJUSTMENTS FOR CHANGES IN CAPITALIZATION

     In the event of a reorganization, recapitalization, stock split, stock dividend, combination of shares, rights offer, liquidation, dissolution, merger, consolidation, spin-off, sale of assets, payment of an extraordinary cash dividend, or any other change in or affecting the corporate structure or capitalization of the Company, the Committee shall make appropriate adjustment in the number and kind of shares authorized by the Plan (including any limitations on individual awards), in the number, price or kind of shares covered by the awards and in any outstanding awards under the Plan.

4.3  AMENDMENTS

     (a) The Board of Directors may amend the Plan from time to time. No such amendment shall require approval by the stockholders unless stockholder approval is required by applicable law or stock exchange requirements.

     (b) The Committee shall have the authority to amend any grant to include any provision which, at the time of such amendment, is authorized under the terms of the Plan; however, no outstanding award may be revoked or altered in a manner unfavorable to the holder without the written consent of the holder.

4.4  CANCELLATION OF AWARDS

     Any award granted under the Plan may be cancelled at any time with the consent of the holder and a new award may be granted to such holder in lieu thereof, which award may, in the discretion of the Committee, be on more favorable terms and conditions than the cancelled award.

4.5  WITHHOLDING

     (a) Whenever the Company proposes or is required to issue or transfer shares of Common Stock under the Plan, the Company shall have the right to require the holder to remit to the Company an amount sufficient to satisfy any federal, state or local withholding tax liability prior to the delivery of any certificate for such shares. Whenever under the Plan payments are to be made in cash, such payments shall be net of an amount sufficient to satisfy any federal, state or local withholding tax liability.

     (b) An employee entitled to receive Common Stock under the Plan who has not received a cash Supplemental Payment may elect to have the federal, state and local tax liability (or a specified portion thereof) with respect to such Common Stock satisfied by having the Company withhold from the shares otherwise deliverable to the employee shares of Common Stock having a value equal to the amount of the tax liability to be satisfied with respect to the Common Stock. An election to have all or a portion of the tax liability satisfied using Common Stock shall comply with such requirements as may be imposed by the Committee and shall be subject to the disapproval of the Committee (expressed either prior to or within two days after the making of such election).

4.6  NON-ASSIGNABILITY

     Except as expressly provided in the Plan, no award under the Plan shall be assignable or transferable by the holder thereof except by will or by the laws of descent and distribution. During the life of the holder, awards under the Plan shall be exercisable only by such holder or by the guardian or legal representative of such holder.

4.7  NON-UNIFORM DETERMINATIONS

     Determinations by the Committee under the Plan (including, without limitation, determinations of the persons to receive awards; the form, amount and timing of such awards; the terms and provisions of such awards and the agreements evidencing same; and provisions with respect to termination of employment) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan, whether or not such persons are similarly situated.

4.8  NO GUARANTEE OF EMPLOYMENT

     The grant of an award under the Plan shall not constitute an assurance of continued employment for any period.

4.9  CHANGE OF CONTROL

     A "Change of Control" shall be deemed to have occurred if:

          (i) any "person" (as defined in Sections 3(a)(9) and 13(d)(3) of the Securities Exchange Act of 1934, as in effect on March 1, 1985) is or becomes the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Securities Exchange Act of 1934 as in effect on March 1, 1985) of securities of the Company representing 35% or more of the voting power of the outstanding securities of the Company having the right under ordinary circumstances to vote at an election of the Board of Directors,

          (ii) there shall occur a change in the composition of a majority of the Board of Directors within any period of three consecutive years which change shall not have been approved by a majority of the Board of Directors as constituted immediately prior to the commencement of such period, or

          (iii) at any meeting of the stockholders of the Company called for the purpose of electing directors, all persons nominated by the Board of Directors for election as directors shall fail to be elected.

4.10  DURATION AND TERMINATION

     (a) The Plan shall be of unlimited duration. Notwithstanding the foregoing, no incentive stock option (within the meaning of Section 422 of the Code) shall be granted under the Plan after April 26, 2005, but awards granted prior to such date may extend beyond such date, and the terms of this Plan shall continue to apply to all awards granted hereunder.

     (b) The Board of Directors may discontinue or terminate the Plan at any time. Such action shall not impair any of the rights of any holder of any award outstanding on the date of the Plan's discontinuance or termination without the holder's written consent.

     This document (a) incorporates into a single document the provisions of the Plan as amended and restated as of December 3, 1993, (b) amends the Plan to increase the number of shares available for issuance by 4,000,000, (c) extends the period during which incentive stock options may be granted under the Plan, and (d) makes certain technical amendments regarding the manner of determining the number of shares available under the Plan.

                                  SONAT INC.
                             AMSOUTH-SONAT TOWER
                          BIRMINGHAM, ALABAMA 35203

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The undersigned hereby appoints Ronald L. Kuehn, Jr., Donald G. Russell and William A. Smith, and each of them, proxies, with full powers of substitution, and hereby authorizes each of them to represent the undersigned at the Annual Meeting of Stockholders of Sonat Inc. to be held on April 27, 1995 and at any adjournment thereof, and to vote all shares of stock which the undersigned would be entitled to vote if personally present as directed on the reverse side hereof with respect to the items set forth in the Proxy Statement and upon any other matter which may properly come before the meeting or any adjournment thereof.

     Nominees for the Board of Directors: John J. Creedon, Benjamin F. Payton, John J. Phelan, Jr. and L. Edwin Smart.


                 THIS PROXY IS CONTINUED ON THE REVERSE SIDE.
             PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY.






PLEASE MARK YOUR VOTES AS THIS /X/

          ---------------               ---------------
               Common                         D.R.S..

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2, 3 and 4.

Item 1--ELECTION of Directors (see reverse side).

                 FOR / /          WITHHELD FOR ALL / /

WITHHELD FOR:  (Write that nominee's name in the space provided below).


- -----------------------------------------------------------------------

Item 2--ELECTION of Ernst & Young as Auditor (Proposal No. 1).

          FOR  / /          AGAINST / /          ABSTAIN / /

Item 3--APPROVAL of amended and restated Executive Award Plan
        (Proposal No. 2).

          FOR  / /          AGAINST / /          ABSTAIN / /

Item 4--APPROVAL of Restricted Stock Grant Program (Proposal No. 3).

          FOR  / /          AGAINST / /          ABSTAIN / /


Signature(s)                                                   DATE
            --------------------------------------------------     ----------

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

      ---------------          ---------------          ---------------
           ACCT. NO.                 SHARES                    NAME

                       AMSOUTH BANK OF ALABAMA, TRUSTEE
                     SONAT OFFSHORE DRILLING SAVINGS PLAN
                                RE: SONAT INC.

                        ANNUAL MEETING APRIL 27, 1995

     Receipt of proxy soliciting material for the above meeting is acknowledged. As to stock in Sonat Inc. owned by me but held by your nominee for my account, you are instructed to sign and forward a proxy in the form being solicited by the Board of Directors and to direct a vote as follows:

               THE BOARD RECOMMENDS A VOTE "FOR ALL NOMINEES",
                      AND "FOR" PROPOSAL NO. 1, 2 AND 3.

1. ELECTION OF DIRECTORS (see reverse side).

FOR all nominees  / /
(except those whose names are inserted on the line below)

WITHHOLD AUTHORITY  / /
to vote for all nominees

- ------------------------------------------------------------------------------

2. ELECTION of Ernst & Young as Auditor (Proposal No. 1).

              FOR / /           AGAINST / /          ABSTAIN / /

3. APPROVAL of amended and restated Executive Award Plan (Proposal No. 2).

              FOR / /           AGAINST / /          ABSTAIN / /

ITEMS CONTINUED ON THE REVERSE SIDE OF PROXY--PLEASE SIGN ON THE REVERSE SIDE


4. APPROVAL of Restricted Stock Grant Program (Proposal No. 3).

              FOR / /           AGAINST / /          ABSTAIN / /

5. In their discretion upon such other matters as may properly come before the meeting; all as set forth in the Proxy Statement for the meeting.

   Nominees for the Board of Directors: John J. Creedon, Benjamin F. Payton, John J. Phelan, Jr. and L. Edwin Smart.

THE UNDERSIGNED'S VOTE IS TO BE CAST AS SPECIFIED ABOVE. IF NO VOTE IS SPECIFIED, IT WILL BE VOTED "FOR ALL NOMINEES" IN ITEM 1 AND "FOR" ITEMS 2, 3 AND 4.

                Dated                                   , 1995
                     -----------------------------------

                Signature
                         ------------------------------------
                           Sign here as name appears hereon.

      PLEASE SIGN, DATE AND MAIL PROXY PROMPTLY IN THE ENVELOPE PROVIDED

PROXY                             SONAT INC.

                             AMSOUTH-SONAT TOWER

                          BIRMINGHAM, ALABAMA 35203

             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The undersigned hereby appoints Ronald L. Kuehn, Jr., Donald G. Russell and William A. Smith, and each of them, proxies, with full powers of substitution, to represent the undersigned at the Annual Meeting of Stockholders of Sonat Inc. to be held on April 27, 1995 and at any adjournment thereof, and to vote all shares of stock which the undersigned would be entitled to vote if personally present as follows:

THE BOARD RECOMMENDS A VOTE "FOR ALL NOMINEES", AND "FOR" PROPOSAL NO. 1, 2
AND 3.

1. ELECTION OF DIRECTORS       FOR all nominees / /     WITHHOLD AUTHORITY / /
    (see reverse side).        (except those whose         to vote for
                                names are inserted         all nominees
                                on the line below)

- -----------------------------------------------------------------------------

2. ELECTION of Ernst & Young as Auditor (Proposal No. 1).

          FOR / /          AGAINST / /          ABSTAIN / /

3. APPROVAL of amended and restated Executive Award Plan (Proposal No. 2).

          FOR / /          AGAINST / /          ABSTAIN / /

4. APPROVAL of Restricted Stock Grant Program (Proposal No. 3).

          FOR / /          AGAINST / /          ABSTAIN / /

        (CONTINUED, AND TO BE SIGNED AND DATED, ON THE REVERSE SIDE.)


5. In their discretion upon such other matters as may properly come before the meeting; all as set forth in the Proxy Statement for the meeting, the receipt of which is hereby acknowledged.

   Nominees for the Board oF Directors: John J. Creedon, Benjamin F. Payton, John J. Phelan, Jr. and L. Edwin Smart.

   This Proxy will be voted as specified above. If no vote is specified, this Proxy will be voted "FOR all nominees" in Item 1 and "FOR" Proposal
   No. 1, 2 and 3.

   Dated:                                        , 1995
         ----------------------------------------

   Signature
            -------------------------------------------

   Signature
             ------------------------------------------
               Sign here as name(s) appear hereon.

   (If shares are held by joint tenants, both should sign. If signing as Attorney, Executor, Administrator, Trustee or Guardian, please give your title as such. If the signer is a corporation, please sign the full corporate name by duly authorized officer.)

                  PLEASE SIGN, DATE AND MAIL PROXY PROMPTLY

      ---------------          ---------------          ---------------
           ACCT. NO.                 SHARES                    NAME

                       AMSOUTH BANK OF ALABAMA, TRUSTEE
                              SONAT SAVINGS PLAN
                                RE: SONAT INC.

                        ANNUAL MEETING APRIL 27, 1995

     Receipt of proxy soliciting material for the above meeting is acknowledged. As to stock in Sonat Inc. owned by me but held by your nominee for my account, you are instructed to sign and forward a proxy in the form being solicited by the Board of Directors and to direct a vote as follows:

               THE BOARD RECOMMENDS A VOTE "FOR ALL NOMINEES",
                      AND "FOR" PROPOSAL NO. 1, 2 AND 3.

1. ELECTION OF DIRECTORS (see reverse side).

FOR all nominees  / /
(except those whose names are inserted on the line below)

WITHHOLD AUTHORITY  / /
to vote for all nominees

- ------------------------------------------------------------------------------

2. ELECTION of Ernst & Young as Auditor (Proposal No. 1).

              FOR / /           AGAINST / /          ABSTAIN / /

3. APPROVAL of amended and restated Executive Award Plan (Proposal No. 2).

              FOR / /           AGAINST / /          ABSTAIN / /

ITEMS CONTINUED ON THE REVERSE SIDE OF PROXY--PLEASE SIGN ON THE REVERSE SIDE


4. APPROVAL of Restricted Stock Grant Program (Proposal No. 3).

              FOR / /           AGAINST / /          ABSTAIN / /

5. In their discretion upon such other matters as may properly come before the meeting; all as set forth in the Proxy Statement for the meeting.

   Nominees for the Board of Directors: John J. Creedon, Benjamin F. Payton, John J. Phelan, Jr. and L. Edwin Smart.

THE UNDERSIGNED'S VOTE IS TO BE CAST AS SPECIFIED ABOVE. IF NO VOTE IS SPECIFIED, IT WILL BE VOTED "FOR ALL NOMINEES" IN ITEM 1 AND "FOR" ITEMS 2, 3 AND 4.

                Dated                                   , 1995
                     -----------------------------------

                Signature
                         ------------------------------------
                           Sign here as name appears hereon.

      PLEASE SIGN, DATE AND MAIL PROXY PROMPTLY IN THE ENVELOPE PROVIDED